UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Spectrum Funds II, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Spectrum Moderate Growth Allocation Fund	November 30, 2021
TRSGX	Investor Class
TGIPX	I Class
T. ROWE PRICE Spectrum Allocation Funds

HIGHLIGHTS

■	The Spectrum Allocation Funds delivered positive absolute returns over the six months ended November 30, 2021, but trailed their respective combined index benchmarks against a backdrop of heightened volatility.

■	We expect global economic growth to moderate from current levels but remain above trend. Emerging threats from new coronavirus variants that are delaying a path out of the pandemic, continued supply chain disruptions, and energy shortages pose headwinds to growth and place upward pressure on inflation. Additional key risks to financial markets include central bank missteps, slowing growth in China, and increasing geopolitical concerns.

■	We remain underweight to stocks relative to bonds, as elevated valuations and the expectation for modest returns contribute to a less compelling risk/reward profile. We pared our overweight to value stocks, given their cyclical orientation and prospects for a slower path of recovery. Within fixed income, we favor sectors that traditionally benefit from higher interest rates and inflation.

■	We believe that the funds’ diversification and flexibility to identify investment opportunities across sectors and regions should allow us to generate solid long-term returns in a variety of market environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.

In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.

Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.

A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.

Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.

As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE FOR SPECTRUM CONSERVATIVE ALLOCATION FUND

The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth.

How did the fund perform in the past six months?

The Spectrum Conservative Allocation Fund returned 0.71% for the six months ended November 30, 2021. The fund underperformed its combined index benchmark and slightly underperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tactical decisions to overweight and underweight various asset classes detracted for the period. Our overweight to U.S. large-cap value stocks, which underperformed growth stocks, hurt results. Overall, growth stocks performed better in an environment where the emergence of new coronavirus variants, inflationary pressures, and supply chain disruptions dampened the economic recovery. Equities outpaced bonds for the six-month period, and an underweight allocation coupled with an overweight to cash was a source of weakness. An overweight to emerging markets equities also weighed on performance, as they meaningfully trailed developed markets equities due to several challenges, including slowing growth and regulatory pressures in China as well as the spread of new variants amid low vaccination rates.

Security selection within the fund’s underlying investments hurt relative performance. Despite strong absolute returns, our U.S. large-cap growth equity allocation trailed its style-specific benchmark, which recorded sharp gains bolstered by narrow leadership from select mega-cap names. Security selection in the information technology sector hampered relative results within the allocation. The emerging markets and international developed equity strategies also trailed their respective benchmarks for the period. However, our U.S. large-cap value and U.S. small-cap equity strategies meaningfully outpaced their respective benchmarks and boosted results. Within the fixed income allocation, the Dynamic Global Bond Fund, which seeks to provide a low correlation with equity markets, detracted. Despite recent weakness, the fund generated positive returns and added value over the trailing 12-month period.

The inclusion of emerging markets bonds weighed on relative results, as the asset class turned lower given rates rose and risk appetite receded during the period. Exposure to real assets equities also detracted from relative performance. Although the sector benefited from surging commodity prices for most of the year, the upward trend reversed sharply late in the period. Our underweight allocation to the sector, however, worked in our favor. Conversely, the inclusion of long-term U.S. Treasuries, which strongly outpaced the broader investment-grade market, added value, although the positive impact was partly offset by an underweight allocation.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds contributed to relative returns, as the Blackstone Hedge Fund Solutions strategy significantly outpaced cash and the fixed income index.

INVESTMENT OBJECTIVE FOR SPECTRUM MODERATE ALLOCATION FUND

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

How did the fund perform in the past six months?

The Spectrum Moderate Allocation Fund returned 1.23% for the six months ended November 30, 2021. The fund underperformed its combined index benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tactical decisions to overweight and underweight various asset classes detracted for the period. Our overweight to U.S. large-cap value stocks, which underperformed growth stocks, hurt results. Overall, growth stocks performed better in an environment where the emergence of new coronavirus variants, inflationary pressures, and supply chain disruptions dampened the economic recovery. Equities outpaced bonds for the six-month period, and an underweight allocation coupled with an overweight to cash was a source of weakness. An overweight to emerging markets equities also weighed on performance, as they meaningfully trailed developed markets equities due to several challenges, including slowing growth and regulatory pressures in China as well as the spread of new variants amid low vaccination rates.

Security selection within the fund’s underlying investments hurt relative performance. Despite strong absolute returns, our U.S. large-cap growth equity allocation trailed its style-specific benchmark, which recorded sharp gains bolstered by narrow leadership from select mega-cap names. Security selection in the information technology sector hampered relative results within the allocation. The emerging markets and international developed equity strategies also trailed their respective benchmarks for the period. However, our U.S. large-cap value and U.S. small-cap equity strategies meaningfully outpaced their respective benchmarks and boosted results. Within the fixed income allocation, the Dynamic Global Bond Fund, which seeks to provide a low correlation with equity markets, detracted. Despite recent weakness, the fund generated positive returns and added value over the trailing 12-month period.

The inclusion of emerging markets bonds weighed on relative results, as the asset class turned lower given rates rose and risk appetite receded during the period. Exposure to real assets equities also detracted from relative performance. Although the sector benefited from surging commodity prices for most of the year, the upward trend reversed sharply late in the period. Our underweight allocation to the sector, however, worked in our favor. Conversely, the inclusion of long-term U.S. Treasuries, which strongly outpaced the broader investment-grade market, added value, although the positive impact was partly offset by an underweight allocation.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds contributed to relative returns, as the Blackstone Hedge Fund Solutions strategy significantly outpaced cash and the fixed income index.

INVESTMENT OBJECTIVE FOR SPECTRUM MODERATE GROWTH ALLOCATION FUND

The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income.

How did the fund perform in the past six months?

The Spectrum Moderate Growth Allocation Fund returned 1.57% for the six months ended November 30, 2021. The fund underperformed its combined index benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tactical decisions to overweight and underweight various asset classes detracted for the period. Our overweight to U.S. large-cap value stocks, which underperformed growth stocks, hurt results. Overall, growth stocks performed better in an environment where the emergence of new coronavirus variants, inflationary pressures, and supply chain disruptions dampened the economic recovery. Equities outpaced bonds for the six-month period, and an underweight allocation coupled with an overweight to cash was a source of weakness. An overweight to emerging markets equities also weighed on performance, as they meaningfully trailed developed markets equities due to several challenges, including slowing growth and regulatory pressures in China and the spread of new variants amid low vaccination rates.

Security selection within the fund’s underlying investments hurt relative performance. Despite strong absolute returns, our U.S. large-cap growth equity allocation trailed its style-specific benchmark, which recorded sharp gains bolstered by narrow leadership from select mega-cap names. Security selection in the information technology sector hampered relative results within the allocation. The emerging markets and international developed equity strategies also trailed their respective benchmarks for the period. However, our U.S. large-cap value and U.S. small-cap equity strategies meaningfully outpaced their respective benchmarks and boosted results.

Exposure to real assets equities also detracted from relative performance. Although the sector benefited from surging commodity prices for most of the year, the upward trend reversed sharply late in the period. Our underweight allocation to the sector, however, worked in our favor. Conversely, the inclusion of long-term U.S. Treasuries, which strongly outpaced the broader investment-grade market, added value, although the positive impact was partly offset by an underweight allocation.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds contributed to relative returns, as the Blackstone Hedge Fund Solutions strategy significantly outpaced cash and the fixed income index.

How are the Spectrum Allocation Funds positioned?

As of November 30, 2021, we remain modestly underweight to equities relative to bonds and cash against a backdrop of elevated valuations wherein heightened economic uncertainty and more moderate return expectations contribute to a less compelling risk/reward profile. Although yields have moved higher from summer lows, bonds appear to be susceptible to further interest rate increases as investors monitor the Federal Reserve’s response to elevated inflation. We trimmed our position but remain overweight in cash, which shortens the duration of our overall fixed income allocation and provides liquidity.

Stocks

On a regional basis, we are modestly overweight to international stocks relative to U.S. stocks. International stocks have a cyclical profile and could benefit as the economic recovery continues and supply chain bottlenecks ease. U.S. stock valuations reflect a strong recovery and face headwinds amid slowing growth and fading liquidity from elevated levels, as well as potentially higher interest rates. Outside the U.S., we are overweight to emerging markets stocks relative to developed markets stocks. In addition to attractive valuations, global trade is likely to pick up as supply chain concerns ease and vaccination levels continue to improve. Further, Chinese regulatory pressures may have peaked.

In the U.S., we pared our overweight to value-oriented equities. Although secular growth companies are vulnerable to extended valuations, we moderated our overweight to more cyclically oriented value stocks amid prospects for a slower path to economic recovery. We are overweight to U.S. small-cap stocks relative to larger companies. Although elevated input costs and wage pressures could weigh on margins, small-caps should be boosted by increased infrastructure spending and continued economic growth, albeit at a more modest pace than in recent periods.

We are underweight to inflation-sensitive real assets equities. Despite recent strength, the long-term outlook for commodities remains challenged given demand and supply imbalances driven by persistent productivity gains in resource extraction. While the real estate sector remains attractive in the context of the economic recovery, rising interest rates could be problematic.

In August 2021, we initiated a position in the Multi-Strategy Total Return Fund, a T. Rowe Price liquid alternatives strategy, to further diversify the allocation among lower-volatility strategies. By including alternatives in the Spectrum Allocation Funds, we seek to enhance broad diversification by introducing investments with lower betas—a measure of an asset’s or a portfolio’s volatility in relation to the overall market—and less correlation to traditional stocks and bonds, with the potential to deliver diversified excess returns, as well as to help mitigate risk and reduce volatility in periods of equity market drawdowns.

Bonds

We remain overweight to high yield bonds, as their yields are still relatively attractive compared with investment-grade debt against a favorable credit backdrop of low default rates. Their fundamentals are also supported by a broadly positive macroeconomic backdrop, although their potential upside may be limited due to tight credit spreads. We increased our overweight to floating rate bank loans, which should benefit from their shorter-duration profile in a possible rising rate environment. Floating rate loans also have a higher standing in the capital structure, in addition to favorable credit fundamentals.

We are modestly overweight to U.S. dollar-hedged international bonds. The hedged yield advantage has moderated substantially, but some developed markets with negative short-term rates offer positive yields on a U.S. dollar-hedged basis. And while extended duration is a risk for nondollar bonds, and yields remain uncompelling versus U.S. yields, the sector offers valuable diversification and attractive opportunities in select credit markets. We are neutral to dollar-denominated emerging markets bonds. While the sector offers attractive yields compared with developed markets, reasonable relative valuations are offset by idiosyncratic risks. Fading growth in China and higher interest rates and inflation could pose near-term challenges for emerging markets bonds.

What is portfolio management’s outlook for the Spectrum Allocation Funds?

Global equity markets have been increasingly volatile in recent months. Accommodative monetary and fiscal policies appear to have peaked, and persistent inflationary pressures and the emergence of new variants of the coronavirus have dampened the recovery and exacerbated supply chain disruptions, though bottlenecks seem to be slowly easing. Further, global monetary policy is broadly on the path toward tightening—albeit unsynchronized and over an extended period—and new U.S. fiscal spending is expected to be below previous estimates. Meanwhile, rate hikes continue to advance across emerging markets, as many countries are attempting to defend their weakening currencies in response to higher inflation.

With this backdrop, we expect global economic growth to moderate from current levels but remain above trend, and we believe a more modest allocation to equities may be prudent. Other key risks to global markets include potential central bank missteps, slowing growth in China, energy shortages, and increasing geopolitical concerns. In our view, these conditions contribute to less compelling risk/reward trade-offs going forward, and we have positioned the portfolios accordingly.

The elevated levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces on the horizon that can drive global financial markets, we believe that the broad diversification of the Spectrum Allocation Funds and T. Rowe Price’s strengths in fundamental research will help us deliver solid returns in a variety of market environments over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

These are some of the principal risks of investing in the Spectrum Allocation Funds. For a more thorough discussion of risks, please see the prospectus.

BENCHMARK INFORMATION

Combined index benchmarks: Unmanaged blended index benchmarks composed of the following underlying indexes as of November 30, 2021:

■	Spectrum Conservative Allocation—40% stocks (28% Russell 3000 Index, 12% MSCI All Country World Index ex USA), 40% bonds (Bloomberg U.S. Aggregate Bond Index), and 20% money market securities (FTSE 3-Month Treasury Bill Index).

■	Spectrum Moderate Allocation—60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Bloomberg U.S. Aggregate Bond Index), and 10% money market securities (FTSE 3-Month Treasury Bill Index).

■	Spectrum Moderate Growth Allocation—80% stocks (56% Russell 3000 Index, 24% MSCI All Country World Index ex USA) and 20% bonds (Bloomberg U.S. Aggregate Bond Index).

Note: Bloomberg Index Services Ltd. Copyright © 2021, Bloomberg Index Services Ltd. Used with permission.

Note: FTSE is a trademark of the LSE Group and is used by FTSE International Limited (“FTSE”) under license. “NAREIT” is a trademark of the Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

Note: ©2021 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT

At a meeting held on July 27, 2021 (July Meeting), the fund’s Board of Directors (Board) considered the initial approval of an investment subadvisory agreement (Subadvisory Contract) between T. Rowe Price Associates, Inc. (Advisor) and T. Rowe Price Investment Management, Inc. (Subadvisor) with respect to each fund. The Subadvisory Agreement, which will become effective on March 7, 2022, authorizes the Subadvisor to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Agreement will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers. The Advisor will retain oversight responsibilities with respect to the fund. However, there will be information barriers between investment personnel of the Advisor and Subadvisor that restrict the sharing of certain information, such as investment research, trading, and proxy voting.

At the July Meeting, the Board reviewed materials relevant to its consideration of the proposed Subadvisory Agreement. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and the Advisor. The fund’s Advisory Contract was most recently approved by the Board at a meeting held on March 8-9, 2021 (March Meeting). A discussion of the basis for the Board’s approval of the Advisory Contract is included in the fund’s annual shareholder report for the period ended May 31, 2021. The factors considered by the Board at the July meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially similar to the factors considered at the March Meeting in connection with the approval to continue the Advisory Contract. However, at the July Meeting, the Board also considered that the Subadvisor will have its own investment platform and investment management leadership, all of whom will transition from the Advisor to the Subadvisor, and the Advisor and Subadvisor will implement information barriers restricting the sharing of investment information and voting activity. The independent directors were assisted in their evaluation of the Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Following discussion at the July Meeting, the Board, including all of the fund’s independent directors, approved the Subadvisory Contract between the Advisor and Subadvisor on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contract effective March 7, 2022.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
ASSET-BACKED SECURITIES 0.4%		
AGL Series 2021-14A, Class A, CLO, FRN 3M USD LIBOR + 1.15%, 12/2/34 (1)(2)	610,000	610
AmeriCredit Automobile Receivables Trust Series 2020-3, Class D 1.49%, 9/18/26	225,000	226
AmeriCredit Automobile Receivables Trust Series 2021-1, Class D 1.21%, 12/18/26	160,000	158
Applebee's Funding Series 2019-1A, Class A2I 4.194%, 6/5/49 (1)	331,650	336
Ares LIX Series 2021-59A, Class A, CLO, FRN 3M USD LIBOR + 1.03%, 1.154%, 4/25/34 (1)	250,000	250
Ares LVII Series 2020-57A, Class A, CLO, FRN 3M USD LIBOR + 1.32%, 1.444%, 10/25/31 (1)	300,000	300
Avis Budget Rental Car Funding AESOP Series 2019-3A, Class B 2.65%, 3/20/26 (1)	330,000	339
Ballyrock Series 2021-1A, Class A1, CLO, FRN 3M USD LIBOR + 1.06%, 1.184%, 4/15/34 (1)	440,000	440
Benefit Street Partners Series 2015-6BR, Class A, CLO, FRN 3M USD LIBOR + 1.19%, 1.322%, 7/20/34 (1)	380,000	380
Benefit Street Partners XI Series 2017-11A, Class A2R, CLO, FRN 3M USD LIBOR + 1.50%, 1.624%, 4/15/29 (1)	250,000	250
Benefit Street Partners XX Series 2020-20A, Class AR, CLO, FRN 3M USD LIBOR + 1.17%, 1.313%, 7/15/34 (1)	250,000	250
BlueMountain Series 2015-2A, Class A1R, CLO, FRN 3M USD LIBOR + 0.93%, 1.052%, 7/18/27 (1)	114,307	114
Carlyle Global Market Strategies Series 2015-3A, Class A1R, CLO, FRN 3M USD LIBOR + 1.00%, 1.136%, 7/28/28 (1)	251,604	252
Carmax Auto Owner Trust Series 2020-1, Class D 2.64%, 7/15/26	500,000	510
CIFC Funding Series 2020-1A, Class A1R, CLO, FRN 3M USD LIBOR + 1.15%, 1.274%, 7/15/36 (1)	280,000	280

CIFC Funding Series 2020-3A, Class A1R, CLO, FRN 3M USD LIBOR + 1.13%, 1.288%, 10/20/34 (1)	280,000	280
CIFC Funding Series 2021-3A, Class A, CLO, FRN 3M USD LIBOR + 1.14%, 1.264%, 7/15/36 (1)	260,000	260
DB Master Finance Series 2021-1A, Class A2I 2.045%, 11/20/51 (1)	260,000	256
Driven Brands Funding Series 2020-1A, Class A2 3.786%, 7/20/50 (1)	128,375	133
Driven Brands Funding Series 2020-2A, Class A2 3.237%, 1/20/51 (1)	213,388	217
Dryden Series 2020-86A, Class A1R, CLO, FRN 3M USD LIBOR + 1.10%, 1.222%, 7/17/34 (1)	265,000	265
GM Financial Automobile Leasing Trust Series 2020-3, Class C 1.11%, 10/21/24	130,000	131
GMF Floorplan Owner Revolving Trust Series 2020-2, Class C 1.31%, 10/15/25 (1)	120,000	120
Golub Capital Partners Series 2021-53A, Class B, CLO, FRN 3M USD LIBOR + 1.80%, 1.93%, 7/20/34 (1)	260,000	260
Hardee's Funding Series 2018-1A, Class A2II 4.959%, 6/20/48 (1)	242,500	255
Hardee's Funding Series 2021-1A, Class A2 2.865%, 6/20/51 (1)	134,663	131
Hilton Grand Vacations Trust Series 2017-AA, Class A 2.66%, 12/26/28 (1)	20,824	21
Hilton Grand Vacations Trust Series 2020-AA, Class A 2.74%, 2/25/39 (1)	101,681	105
Jack in the Box Funding Series 2019-1A, Class A2I 3.982%, 8/25/49 (1)	258,050	260
KKR Series 33A, Class A, CLO, FRN 3M USD LIBOR + 1.17%, 1.302%, 7/20/34 (1)	250,000	250
Madison Park Funding XXXIII Series 2019-33A, Class A, CLO, FRN 3M USD LIBOR + 1.33%, 1.454%, 10/15/32 (1)	635,000	635

Magnetite XVIII Series 2016-18A, Class AR, CLO, FRN 3M USD LIBOR + 1.08%, 1.236%, 11/15/28 (1)	248,697	249
Magnetite XXIII Series 2019-23A, Class A, CLO, FRN 3M USD LIBOR + 1.30%, 1.424%, 10/25/32 (1)	465,000	466
Magnetite XXV Series 2020-25A, Class A, CLO, FRN 3M USD LIBOR + 1.20%, 1.324%, 1/25/32 (1)	250,000	250
Morgan Stanley Eaton Vance Series 2021-1A, Class B, CLO, FRN 3M USD LIBOR + 1.65%, 1.783%, 10/20/34 (1)	255,000	255
MVW Owner Trust Series 2020-1A, Class C 4.21%, 10/20/37 (1)	79,835	82
Navient Private Education Loan Trust Series 2017-A, Class A2A 2.88%, 12/16/58 (1)	38,604	39
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 2.60%, 8/15/68 (1)	227,335	232
Navient Private Education Refi Loan Trust Series 2020-DA, Class A 1.69%, 5/15/69 (1)	94,716	95
Navient Private Education Refi Loan Trust Series 2020-HA, Class A 1.31%, 1/15/69 (1)	67,142	67
Nelnet Student Loan Trust Series 2020-1A, Class A, FRN 1M USD LIBOR + 0.74%, 0.832%, 3/26/68 (1)	117,466	118
Neuberger Berman Loan Advisers Series 2018-29A, Class A1, CLO, FRN 3M USD LIBOR + 1.13%, 1.254%, 10/19/31 (1)	250,000	250
Neuberger Berman Loan Advisers Series 2019-32A, Class AR, CLO, FRN 3M USD LIBOR + 0.99%, 1.114%, 1/20/32 (1)	570,000	570
Neuberger Berman Loan Advisers Series 2021-43A, Class A, CLO, FRN 3M USD LIBOR + 1.13%, 1.241%, 7/17/35 (1)	250,000	250
Neuberger Berman XVI Series 2017-16SA, Class AR, CLO, FRN 3M USD LIBOR + 1.04%, 1.164%, 4/15/34 (1)	305,000	304
New Economy Assets Phase 1 Sponsor Series 2021-1, Class A1 1.91%, 10/20/61 (1)	670,000	658
OCP Series 2014-7A, Class A2RR, CLO, FRN 3M USD LIBOR + 1.65%, 1.782%, 7/20/29 (1)	250,000	250

OCP Series 2020-19A, Class AR, CLO, FRN 3M USD LIBOR + 1.15%, 1.282%, 10/20/34 (1)	430,000	431
OHA Credit Funding 3 Series 2019-3A, Class AR, CLO, FRN 3M USD LIBOR + 1.14%, 1.272%, 7/2/35 (1)	395,000	394
OZLM VII Series 2014-7RA, Class A1R, CLO, FRN 3M USD LIBOR + 1.01%, 1.132%, 7/17/29 (1)	226,547	226
Palmer Square Series 2021-2A, Class A, CLO, FRN 3M USD LIBOR + 1.15%, 1.274%, 7/15/34 (1)	310,000	310
Santander Drive Auto Receivables Trust Series 2021-3, Class D 1.33%, 9/15/27	230,000	227
Santander Retail Auto Lease Trust Series 2019-B, Class D 3.31%, 6/20/24 (1)	325,000	331
Santander Retail Auto Lease Trust Series 2021-A, Class D 1.38%, 3/22/27 (1)	305,000	301
ServiceMaster Funding Series 2021-1, Class A2I 2.865%, 7/30/51 (1)	324,188	316
Sierra Timeshare Receivables Funding Series 2020-2A, Class C 3.51%, 7/20/37 (1)	91,911	94
Sierra Timeshare Receivables Funding Series 2021-1A, Class B 1.34%, 11/20/37 (1)	130,633	129
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (1)	12,437	12
SMB Private Education Loan Trust Series 2015-C, Class A3, FRN 1M USD LIBOR + 1.95%, 2.039%, 8/16/32 (1)	240,000	244
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (1)	34,631	35
SMB Private Education Loan Trust Series 2016-B, Class A2A 2.43%, 2/17/32 (1)	309,344	314
SMB Private Education Loan Trust Series 2016-C, Class A2A 2.34%, 9/15/34 (1)	157,643	159
SMB Private Education Loan Trust Series 2018-B, Class A2A 3.60%, 1/15/37 (1)	147,168	154

SMB Private Education Loan Trust Series 2018-C, Class A2A 3.63%, 11/15/35 (1)	177,146	184
SMB Private Education Loan Trust Series 2021-A, Class APT1 1.07%, 1/15/53 (1)	298,581	291
SMB Private Education Loan Trust Series 2021-A, Class B 2.31%, 1/15/53 (1)	240,000	240
Symphony XVII Series 2016-17A, Class AR, CLO, FRN 3M USD LIBOR + 0.88%, 1.004%, 4/15/28 (1)	314,901	315
Symphony XXIII Series 2020-23A, Class A, CLO, FRN 3M USD LIBOR + 1.32%, 1.444%, 1/15/34 (1)	580,000	580
Symphony XXVI Series 2021-26A, Class AR, CLO, FRN 3M USD LIBOR + 1.08%, 1.212%, 4/20/33 (1)	250,000	250
Wellfleet Series 2017-2A, Class A1R, CLO, FRN 3M USD LIBOR + 1.06%, 1.192%, 10/20/29 (1)	285,000	285
Total Asset-Backed Securities (Cost $18,166)		**18,231**

BOND MUTUAL FUNDS 7.9%

T. Rowe Price Inflation Protected Bond Fund - I Class, 1.07% (3)(4)	488	7
T. Rowe Price Institutional Emerging Markets Bond Fund, 4.40% (3)(4)	5,263,657	41,793
T. Rowe Price Institutional Floating Rate Fund - Institutional Class, 3.55% (3)(4)	3,788,280	36,784
T. Rowe Price Institutional High Yield Fund - Institutional Class, 4.30% (3)(4)	5,137,862	44,648
T. Rowe Price International Bond Fund (USD Hedged) - I Class, 1.37% (3)(4)	8,774,670	88,010
T. Rowe Price Limited Duration Inflation Focused Bond Fund - I Class, 0.58% (3)(4)	5,447,224	30,123
T. Rowe Price U.S. Treasury Long-Term Index Fund - I Class, 1.77% (3)(4)	5,667,983	67,619
Total Bond Mutual Funds (Cost $312,540)		**308,984**

COMMON STOCKS 69.8%

COMMUNICATION SERVICES 8.7%

Diversified Telecommunication Services 0.4%

KT (KRW)	66,618	1,696
Nippon Telegraph & Telephone (JPY)	402,100	11,064

Telecom Italia (EUR)	2,999,986	1,465
		14,225
Entertainment 1.4%		
Cinemark Holdings (5)	26,976	419
Netflix (5)	26,160	16,792
Roku (5)	3,585	816
Sea, ADR (5)	60,402	17,400
Spotify Technology (5)	11,431	2,726
Walt Disney (5)	122,044	17,684
Zynga, Class A (5)	90,838	548
		56,385
Interactive Media & Services 6.1%		
Alphabet, Class A (5)	4,239	12,030
Alphabet, Class C (5)(6)	49,735	141,697
Meta Platforms, Class A (5)(6)	180,468	58,555
NAVER (KRW)	11,111	3,547
Pinterest, Class A (5)	87,261	3,496
Snap, Class A (5)	230,998	10,998
Tencent Holdings (HKD)	98,400	5,738
Z Holdings (JPY)	439,000	2,905
		238,966
Media 0.4%		
Advantage Solutions (5)	26,198	190
Advantage Solutions, Warrants, 12/31/26 (5)	6,549	12
Cable One	1,486	2,633
CyberAgent (JPY)	265,700	4,890
Stroeer (EUR)	25,552	1,972
WPP (GBP)	326,746	4,535
		14,232
Wireless Telecommunication Services 0.4%		
SoftBank Group (JPY)	40,700	2,139
T-Mobile U.S. (5)	108,915	11,851
Vodafone Group, ADR	223,765	3,285
		17,275
Total Communication Services		341,083
CONSUMER DISCRETIONARY 9.0%		
Auto Components 0.4%		
Autoliv, SDR (SEK) (7)	27,048	2,602
Denso (JPY)	43,400	3,175
Gentherm (5)	9,905	836
Magna International	75,686	5,695
Stanley Electric (JPY)	80,100	2,081

Stoneridge (5)	18,485	404
Sumitomo Rubber Industries (JPY)	88,200	884
		15,677
Automobiles 1.5%		
General Motors (5)	82,039	4,748
Honda Motor (JPY)	52,400	1,435
Rivian Automotive, Acquisition Date: 12/23/19 - 7/23/21, Cost $5,624 (5)(8)	158,556	18,039
Rivian Automotive, Class A (5)	34,868	4,176
Suzuki Motor (JPY)	66,700	2,692
Tesla (5)	16,903	19,350
Toyota Motor (JPY)	542,100	9,616
		60,056
Diversified Consumer Services 0.1%		
Alclear Holdings, Acquisition Date: 3/6/18 - 12/13/18, Cost $291 (5)(8)	38,808	1,171
Bright Horizons Family Solutions (5)	9,559	1,175
Rover Group, Acquisition Date: 5/11/18 - 10/14/21, Cost $114 (5)(8)	15,376	151
Rover Group, Acquisition Date: 8/2/21, Cost $— (5)(8)	13,478	1
		2,498
Hotels, Restaurants & Leisure 1.4%		
BJ's Restaurants (5)	25,061	748
Booking Holdings (5)	1,762	3,704
Chipotle Mexican Grill (5)	3,595	5,908
Chuy's Holdings (5)	22,644	649
Compass Group (GBP) (5)	229,438	4,476
Denny's (5)	32,597	452
Drive Shack (5)	69,300	119
Dutch Bros, Class A (5)	8,237	435
Fiesta Restaurant Group (5)	51,565	481
Hilton Worldwide Holdings (5)	60,693	8,198
Marriott International, Class A (5)	41,172	6,075
MGM Resorts International	75,651	2,994
Papa John's International	22,087	2,693
Red Robin Gourmet Burgers (5)	17,325	282
Red Rock Resorts, Class A	5,800	276
Ruth's Hospitality Group (5)	22,228	378
Starbucks	38,516	4,223
Sweetgreen, Class A (5)	6,586	251
Torchys Holdings, Class A, Acquisition Date: 11/13/20, Cost $772 (5)(8)(9)(10)	90,236	803
Yum! Brands	95,043	11,675
		54,820

Household Durables 0.4%		
Cavco Industries (5)	2,546	757
Panasonic (JPY)	296,700	3,235
Persimmon (GBP)	93,267	3,389
Skyline Champion (5)	20,668	1,617
Sony Group (JPY)	50,000	6,101
		15,099
Internet & Direct Marketing Retail 2.8%		
1stDibs.com, Acquisition Date: 2/7/19, Cost $100 (5)(8)	6,642	81
Alibaba Group Holding, ADR (5)	7,583	967
Altimeter Growth (5)	22,422	304
Altimeter Growth Corp. SPAC/Grab Holdings PIPE (5)(11)	27,696	317
Amazon.com (5)(6)	25,523	89,511
ASOS (GBP) (5)	87,323	2,733
Big Sky Growth Partners (5)	27,360	274
Coupang (5)	41,274	1,094
Deliveroo (GBP) (5)	177,400	704
Delivery Hero (EUR) (5)	9,722	1,290
DoorDash, Class A (5)	35,009	6,259
RealReal (5)	32,900	512
Rent the Runway, Class A (5)	7,940	107
THG (GBP) (5)	149,843	354
ThredUp, Class A (5)	15,367	288
Xometry, Class A (5)	16,314	811
Zalando (EUR) (5)	44,588	4,055
		109,661
Multiline Retail 0.4%		
Dollar General	37,717	8,347
Next (GBP)	34,901	3,646
Ollie's Bargain Outlet Holdings (5)	32,325	2,001
		13,994
Specialty Retail 1.2%		
Burlington Stores (5)	10,186	2,986
Carvana (5)	34,863	9,776
Five Below (5)	2,000	407
Home Depot	27,918	11,184
Kingfisher (GBP)	1,282,276	5,388
Monro	23,732	1,330
Petco Health & Wellness (5)	15,799	303
RH (5)	957	558
Ross Stores	69,441	7,575
TJX	84,337	5,853
Warby Parker, Class A (5)	40,878	2,075
		47,435

Textiles, Apparel & Luxury Goods 0.8%		
Allbirds, Acquisition Date: 10/9/18 - 12/21/18, Cost $226 (5)(8)	20,570	376
Allbirds, Class A (5)	2,022	39
Capri Holdings (5)	22,100	1,309
Dr. Martens (GBP) (5)	354,108	1,886
EssilorLuxottica (EUR)	21,564	4,322
Kering (EUR)	4,298	3,310
Lululemon Athletica (5)	16,709	7,593
Moncler (EUR)	57,362	4,141
NIKE, Class B	41,996	7,107
Samsonite International (HKD) (5)	687,000	1,285
Skechers USA, Class A (5)	21,000	943
		32,311
Total Consumer Discretionary		351,551
CONSUMER STAPLES 2.1%		
Beverages 0.3%		
Boston Beer, Class A (5)	5,510	2,486
Diageo (GBP)	113,217	5,714
Keurig Dr Pepper	105,832	3,597
Kirin Holdings (JPY)	113,700	1,812
		13,609
Food & Staples Retailing 0.4%		
Seven & i Holdings (JPY)	119,300	4,805
Walmart	63,413	8,918
Welcia Holdings (JPY)	51,100	1,817
		15,540
Food Products 0.9%		
Barry Callebaut (CHF)	1,115	2,638
Cal-Maine Foods	22,480	811
Mondelez International, Class A	39,919	2,353
Nestle (CHF)	160,963	20,631
Nomad Foods (5)	39,235	937
Post Holdings (5)	13,343	1,289
Post Holdings Partnering (5)	17,985	183
TreeHouse Foods (5)	26,956	989
Utz Brands	45,800	646
Wilmar International (SGD)	1,134,000	3,401
		33,878
Personal Products 0.5%		
BellRing Brands, Class A (5)	16,181	348
L'Oreal (EUR)	15,076	6,808
Pola Orbis Holdings (JPY)	32,500	579

Unilever (GBP)	222,424	11,360
		19,095
Total Consumer Staples		82,122
ENERGY 0.7%		
Energy Equipment & Services 0.1%		
Cactus, Class A	13,400	489
Halliburton	42,323	914
Liberty Oilfield Services, Class A (5)	76,234	701
NexTier Oilfield Solutions (5)	119,301	430
Worley (AUD)	355,472	2,405
		4,939
Oil, Gas & Consumable Fuels 0.6%		
Devon Energy	37,572	1,580
Diamondback Energy	19,544	2,086
EOG Resources	32,208	2,802
Equinor (NOK)	255,470	6,392
Hess	5,567	415
Magnolia Oil & Gas, Class A	85,189	1,616
Royal Dutch Shell, Class B, ADR	60,592	2,548
TotalEnergies (EUR)	131,977	6,073
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $21 (5)(8)(9)	7	42
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $279 (5)(8)(9)	77	458
		24,012
Total Energy		28,951
FINANCIALS 9.4%		
Banks 3.2%		
Atlantic Capital Bancshares (5)	16,268	455
Australia & New Zealand Banking Group (AUD)	151,229	2,859
Bank of America	549,130	24,420
BankUnited	44,134	1,749
BNP Paribas (EUR)	62,289	3,871
Close Brothers Group (GBP)	62,736	1,075
CrossFirst Bankshares (5)	30,306	424
DBS Group Holdings (SGD)	107,856	2,349
Dime Community Bancshares	21,385	733
DNB Bank (NOK)	314,572	6,866
Dogwood State Bank, Non-Voting Shares, Acquisition Date: 5/6/19, Cost $56 (5)(8)(9)	5,570	73
Dogwood State Bank, Voting Shares, Acquisition Date: 5/6/19, Cost $27 (5)(8)(9)	2,736	36

Dogwood State Bank, Warrants, 5/6/24, Acquisition Date: 5/6/19, Cost $— (5)(8)(9)	831	4
East West Bancorp	20,906	1,610
Equity Bancshares, Class A	14,634	476
Erste Group Bank (EUR)	71,691	3,141
FB Financial	24,874	1,067
First Bancshares	18,696	727
Five Star Bancorp	10,927	324
Grasshopper Bancorp, Acquisition Date: 10/12/18 - 5/2/19, Cost $93 (5)(8)(9)	9,254	34
Grasshopper Bancorp, Warrants, 10/12/28, Acquisition Date: 10/12/18, Cost $— (5)(8)(9)	1,736	—
Heritage Commerce	60,430	662
Heritage Financial	20,509	481
Home BancShares	45,666	1,093
ING Groep (EUR)	506,042	6,990
Intesa Sanpaolo (EUR)	846,648	2,027
Live Oak Bancshares	21,586	1,923
Lloyds Banking Group (GBP)	5,424,435	3,368
Mitsubishi UFJ Financial Group (JPY)	505,900	2,672
National Bank of Canada (CAD)	83,872	6,518
Origin Bancorp	21,370	902
Pacific Premier Bancorp	26,431	1,024
Pinnacle Financial Partners	21,493	2,051
PNC Financial Services Group	24,886	4,903
Popular	11,410	888
Professional Holding, Class A (5)	11,709	223
Sandy Spring Bancorp	18,858	885
Seacoast Banking	31,566	1,066
Signature Bank	9,051	2,736
SouthState	13,262	1,036
Standard Chartered (GBP)	221,648	1,220
Sumitomo Mitsui Trust Holdings (JPY)	60,558	1,892
Svenska Handelsbanken, Class A (SEK)	348,603	3,688
United Overseas Bank (SGD)	221,800	4,151
Webster Financial	18,417	992
Wells Fargo	373,423	17,842
Western Alliance Bancorp	24,722	2,714
		126,240
Capital Markets 2.2%		
Bluescape Opportunities Acquisition (5)	35,704	367
Bridgepoint Group (GBP) (5)	303,443	1,969
Cboe Global Markets	16,190	2,087
Charles Schwab	285,349	22,083
Goldman Sachs Group	36,806	14,023

Julius Baer Group (CHF)	56,672	3,517
Macquarie Group (AUD)	26,781	3,730
Morgan Stanley (6)	230,113	21,819
MSCI	1,777	1,118
P10, Class A (5)	22,948	316
S&P Global	12,334	5,621
State Street	92,196	8,203
StepStone Group, Class A	29,553	1,223
XP, Class A (5)	33,986	975
		87,051
Consumer Finance 0.1%		
Encore Capital Group (5)	17,658	1,030
PRA Group (5)	16,711	709
PROG Holdings	24,508	1,106
		2,845
Diversified Financial Services 0.3%		
Challenger (AUD)	274,699	1,255
Conyers Park III Acquisition (5)	26,344	282
Element Fleet Management (CAD)	375,054	3,617
Equitable Holdings	212,024	6,670
Mitsubishi HC Capital (JPY)	282,700	1,327
		13,151
Insurance 3.4%		
AIA Group (HKD)	179,400	1,889
American International Group (6)	519,015	27,300
Assurant	12,059	1,834
Aviva (GBP)	503,953	2,572
AXA (EUR)	311,564	8,564
Axis Capital Holdings	27,355	1,359
Bright Health Group, Acquisition Date: 9/16/20, Cost $293 (5)(8)	43,110	136
Chubb	96,841	17,380
Definity Financial (CAD) (5)	30,174	654
Direct Line Insurance Group (GBP)	517,287	1,854
Hanover Insurance Group	9,412	1,146
Hartford Financial Services Group	166,593	11,012
Marsh & McLennan	26,773	4,391
MetLife	92,804	5,444
Munich Re (EUR)	31,519	8,475
PICC Property & Casualty, Class H (HKD)	2,800,000	2,394
Ping An Insurance Group, Class H (HKD)	215,000	1,491
Sampo, Class A (EUR)	121,647	5,969
Selective Insurance Group	25,445	1,922
Storebrand (NOK)	444,820	4,087
Sun Life Financial (CAD) (7)	125,583	6,668

Tokio Marine Holdings (JPY)	93,600	4,701
Travelers	60,826	8,938
Zurich Insurance Group (CHF)	10,829	4,452
		134,632
Thrifts & Mortgage Finance 0.2%		
Blue Foundry Bancorp (5)	14,500	211
Capitol Federal Financial	35,086	399
Essent Group	24,043	1,000
Housing Development Finance (INR)	82,595	2,947
PennyMac Financial Services	24,251	1,536
		6,093
Total Financials		370,012
HEALTH CARE 9.5%		
Biotechnology 0.7%		
AbbVie	60,708	6,998
Abcam, ADR (5)	14,306	324
ACADIA Pharmaceuticals (5)	7,026	135
Agios Pharmaceuticals (5)	11,088	395
Apellis Pharmaceuticals (5)	13,966	588
Arcutis Biotherapeutics (5)	2,929	48
Argenx, ADR (5)	6,693	1,869
Ascendis Pharma, ADR (5)	10,983	1,505
Avidity Biosciences (5)	11,631	260
Blueprint Medicines (5)	10,988	1,057
Cerevel Therapeutics Holdings (5)	13,166	411
CRISPR Therapeutics (5)	2,053	164
Flame Biosciences, Acquisition Date: 9/28/20, Cost $53 (5)(8)(9)	8,157	53
G1 Therapeutics (5)	6,798	88
Generation Bio (5)	22,543	387
Global Blood Therapeutics (5)	17,142	484
Homology Medicines (5)	10,656	54
Icosavax (5)	10,451	221
IGM Biosciences (5)	5,061	253
Insmed (5)	44,462	1,224
Intellia Therapeutics (5)	5,512	634
Iovance Biotherapeutics (5)	4,528	85
Karuna Therapeutics (5)	2,166	277
Kodiak Sciences (5)	14,582	1,339
Kymera Therapeutics (5)	2,981	165
MeiraGTx Holdings (5)	5,759	102
Monte Rosa Therapeutics (5)	5,991	116
Morphic Holding (5)	889	42
Nurix Therapeutics (5)	4,079	118
Prothena (5)	20,711	1,039

PTC Therapeutics (5)	2,900	108
Radius Health (5)	51,854	853
RAPT Therapeutics (5)	11,125	363
Relay Therapeutics (5)	3,097	91
Repare Therapeutics (5)	9,100	214
Replimune Group (5)	5,157	147
Scholar Rock Holding (5)	18,068	480
Seagen (5)	4,723	756
Tenaya Therapeutics (5)	2,734	54
Turning Point Therapeutics (5)	7,764	295
Ultragenyx Pharmaceutical (5)	15,890	1,195
Xencor (5)	16,750	607
Zentalis Pharmaceuticals (5)	5,552	455
		26,053
Health Care Equipment & Supplies 1.7%		
Abbott Laboratories	15,157	1,906
Alcon (CHF)	21,836	1,725
Align Technology (5)	2,209	1,351
AtriCure (5)	13,062	828
Avanos Medical (5)	21,880	660
Axonics (5)	3,670	200
Becton Dickinson & Company	19,180	4,548
CVRx (5)	6,252	72
Elekta, Class B (SEK)	207,382	2,446
ICU Medical (5)	6,019	1,362
Inari Medical (5)	9,200	759
Intuitive Surgical (5)	39,213	12,718
Koninklijke Philips (EUR)	141,954	5,003
Medtronic	124,677	13,303
Nevro (5)	6,229	542
NuVasive (5)	9,443	454
Outset Medical (5)	5,758	273
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $264 (5)(8)(9)	70,144	89
Penumbra (5)	2,774	681
PROCEPT BioRobotics (5)	2,393	78
Quidel (5)	10,991	1,622
Siemens Healthineers (EUR)	78,354	5,691
STERIS	2,813	615
Stryker	26,652	6,307
Teleflex	6,396	1,902
Zimmer Biomet Holdings	3,467	415
		65,550
Health Care Providers & Services 2.2%		
Accolade (5)	8,205	211
Alignment Healthcare (5)	34,609	561

Amedisys (5)	6,876	960
Anthem	32,701	13,284
Centene (5)	147,957	10,566
Cigna	13,221	2,537
dentalcorp Holdings (CAD) (5)(7)	29,745	382
Fresenius (EUR)	97,967	3,708
Hanger (5)	42,561	718
HCA Healthcare	79,759	17,993
Humana	6,241	2,619
ModivCare (5)	6,705	919
Molina Healthcare (5)	11,355	3,238
Option Care Health (5)	30,683	777
Pennant Group (5)	13,761	280
Privia Health Group (5)	11,622	268
Surgery Partners (5)	13,962	619
U.S. Physical Therapy	8,140	700
UnitedHealth Group	59,450	26,409
		86,749
Health Care Technology 0.1%		
Certara (5)	5,518	148
Definitive Healthcare (5)	5,489	161
Doximity, Class A (5)	4,147	280
Sophia Genetics (5)	10,633	149
Veeva Systems, Class A (5)	9,214	2,604
		3,342
Life Sciences Tools & Services 2.1%		
Adaptive Biotechnologies (5)	7,358	192
Agilent Technologies	70,031	10,568
Bruker	27,518	2,229
Danaher	115,635	37,193
Evotec (EUR) (5)	52,357	2,479
Olink Holding, ADR (5)	19,260	404
PerkinElmer	22,069	4,020
Quanterix (5)	3,732	149
Rapid Micro Biosystems, Class A (5)	15,210	187
Seer (5)	9,845	219
Thermo Fisher Scientific	39,390	24,927
		82,567
Pharmaceuticals 2.7%		
Arvinas (5)	2,946	223
Astellas Pharma (JPY)	490,500	7,691
AstraZeneca, ADR	382,762	20,987
Bayer (EUR)	89,825	4,530
Catalent (5)	21,007	2,703

Elanco Animal Health (5)	148,419	4,265
Eli Lilly	65,989	16,368
GlaxoSmithKline, ADR	103,955	4,275
Ipsen (EUR)	20,155	1,967
Johnson & Johnson	12,548	1,956
Merck	15,640	1,171
Novartis (CHF)	109,299	8,712
Otsuka Holdings (JPY)	82,200	2,977
Reata Pharmaceuticals, Class A (5)	5,021	430
Roche Holding (CHF)	31,991	12,490
Sanofi (EUR)	98,363	9,351
Zoetis	22,801	5,063
		105,159
Total Health Care		369,420
INDUSTRIALS & BUSINESS SERVICES 6.8%		
Aerospace & Defense 0.2%		
Cadre Holdings (5)	9,116	185
Meggitt (GBP) (5)	253,413	2,478
Parsons (5)	10,246	340
Safran (EUR)	25,003	2,793
		5,796
Air Freight & Logistics 0.2%		
United Parcel Service, Class B	43,223	8,574
		8,574
Airlines 0.0%		
Sun Country Airlines Holdings (5)	8,787	241
		241
Building Products 0.1%		
CSW Industrials	3,512	422
Gibraltar Industries (5)	21,034	1,428
PGT Innovations (5)	23,123	475
		2,325
Commercial Services & Supplies 0.5%		
ADT	96,828	805
Brink's	10,899	667
Cintas	2,301	972
Copart (5)	15,718	2,282
Heritage-Crystal Clean (5)	19,135	614
MSA Safety	5,208	746
Rentokil Initial (GBP)	170,600	1,389
Republic Services	81,135	10,731
Stericycle (5)	13,900	785

Tetra Tech	4,393	811
		19,802
Electrical Equipment 0.7%		
ABB (CHF)	172,267	5,957
AZZ	27,496	1,427
Hubbell	33,041	6,466
Legrand (EUR)	30,042	3,300
Mitsubishi Electric (JPY)	439,300	5,489
Prysmian (EUR)	112,733	4,180
Shoals Technologies Group, Class A (5)	24,140	678
Thermon Group Holdings (5)	12,860	222
		27,719
Industrial Conglomerates 1.9%		
DCC (GBP)	35,791	2,636
General Electric	384,758	36,548
Honeywell International	25,558	5,169
Melrose Industries (GBP)	1,884,546	3,621
Roper Technologies	8,160	3,788
Siemens (EUR)	139,788	22,284
		74,046
Machinery 0.9%		
Deere	8,439	2,916
Enerpac Tool Group	49,294	1,041
ESCO Technologies	15,263	1,248
Federal Signal	20,800	883
Fortive	89,454	6,608
Graco	17,410	1,269
Helios Technologies	13,353	1,340
Illinois Tool Works	4,178	970
Ingersoll Rand	39,127	2,283
John Bean Technologies	13,839	2,183
KION Group (EUR)	50,791	5,461
Knorr-Bremse (EUR)	18,309	1,821
Marel (ISK)	51,853	330
Meritor (5)	37,535	949
Mueller Water Products, Class A	63,751	870
SMC (JPY)	2,700	1,724
SPX (5)	20,659	1,201
THK (JPY)	56,100	1,329
Toro	9,171	922
		35,348

Marine 0.0%		
Matson	13,320	1,086
		1,086
Professional Services 0.7%		
Booz Allen Hamilton Holding	13,598	1,141
Checkr, Acquisition Date: 6/29/18 - 12/2/19, Cost $93 (5)(8)(9)	3,930	212
Clarivate (5)	79,179	1,848
CoStar Group (5)	15,521	1,207
Equifax	4,291	1,196
Huron Consulting Group (5)	7,800	356
Jacobs Engineering Group	47,535	6,777
Legalzoom.com (5)	7,802	141
Recruit Holdings (JPY)	92,100	5,592
TechnoPro Holdings (JPY)	128,900	3,521
Teleperformance (EUR)	8,105	3,334
TransUnion	11,301	1,257
Upwork (5)	43,616	1,625
		28,207
Road & Rail 1.0%		
Central Japan Railway (JPY)	18,800	2,585
CSX	312,872	10,844
Knight-Swift Transportation Holdings	17,926	1,026
Landstar System	4,915	828
Norfolk Southern	53,785	14,268
Saia (5)	4,600	1,523
Union Pacific	39,616	9,335
		40,409
Trading Companies & Distributors 0.6%		
Air Lease	16,100	653
Ashtead Group (GBP)	73,509	5,914
Bunzl (GBP)	60,328	2,295
Mitsubishi (JPY)	96,000	2,855
Rush Enterprises, Class A	15,572	794
SiteOne Landscape Supply (5)	12,968	3,117
Sumitomo (JPY)	208,400	2,837
United Rentals (5)	17,695	5,994
		24,459
Total Industrials & Business Services		268,012
INFORMATION TECHNOLOGY 16.1%		
Communications Equipment 0.2%		
Infinera (5)	11,300	92
LM Ericsson, Class B (SEK)	533,284	5,361

Motorola Solutions	12,509	3,167
		8,620
Electronic Equipment, Instruments & Components 0.6%		
CTS	32,710	1,140
Hamamatsu Photonics (JPY)	53,500	3,285
Largan Precision (TWD)	15,000	1,069
Littelfuse	4,928	1,471
Murata Manufacturing (JPY)	56,900	4,175
National Instruments	19,338	803
Novanta (5)	16,017	2,586
Omron (JPY)	29,000	2,786
PAR Technology (5)	23,666	1,239
TE Connectivity	10,195	1,569
Teledyne Technologies (5)	5,743	2,385
		22,508
IT Services 2.3%		
Accenture, Class A	7,592	2,713
Affirm Holdings (5)	28,380	3,595
Amadeus IT Group, Class A (EUR) (5)	35,713	2,286
ANT International, Class C, Acquisition Date: 6/7/18, Cost $1,024 (5)(8)(9)	268,681	984
Euronet Worldwide (5)	7,918	803
Fiserv (5)	38,965	3,761
Global Payments	4,641	552
Kratos Defense & Security Solutions (5)	26,930	531
Mastercard, Class A	50,081	15,771
MongoDB (5)	10,873	5,416
NTT Data (JPY)	367,600	7,758
Payoneer Global (5)	88,500	686
PayPal Holdings (5)	44,165	8,166
Repay Holdings (5)	22,961	376
ServiceTitan, Acquisition Date: 11/9/18 - 5/4/21, Cost $23 (5)(8)(9)	472	56
Shopify, Class A (5)	4,179	6,360
Snowflake, Class A (5)	4,762	1,620
Square, Class A (5)	29,953	6,240
Themis Solutions, Acquisition Date: 4/14/21, Cost $61 (5)(8)(9)	2,720	59
Toast, Class A (5)	13,810	552
Toast, Class B, Acquisition Date: 6/27/18 - 2/14/20, Cost $235 (5)(8)	58,922	2,238
Twilio, Class A (5)	4,418	1,264
Visa, Class A	92,696	17,962
		89,749

Semiconductors & Semiconductor Equipment 4.6%		
Advanced Micro Devices (5)	75,465	11,951
Analog Devices	62,863	11,331
Applied Materials	80,516	11,851
ASML Holding (EUR)	14,710	11,546
ASML Holding	14,635	11,584
Broadcom	32,763	18,140
Entegris	23,140	3,380
KLA	12,897	5,264
Lam Research	3,195	2,172
Lattice Semiconductor (5)	49,316	3,745
Marvell Technology	48,267	3,435
Microchip Technology	15,771	1,316
Monolithic Power Systems	5,592	3,095
NVIDIA	96,018	31,375
NXP Semiconductors	34,692	7,749
QUALCOMM	66,427	11,994
Renesas Electronics (JPY) (5)	164,700	2,069
Semtech (5)	6,905	592
Taiwan Semiconductor Manufacturing (TWD)	681,759	14,500
Taiwan Semiconductor Manufacturing, ADR	23,458	2,748
Texas Instruments	24,854	4,781
Tokyo Electron (JPY)	10,100	5,307
		179,925
Software 6.6%		
Atlassian, Class A (5)	10,083	3,794
Bill.com Holdings (5)	11,515	3,234
Canva, Acquisition Date: 8/16/21 - 11/4/21, Cost $660 (5)(8)(9)	387	659
Ceridian HCM Holding (5)	18,579	2,033
Clearwater Analytics Holdings, Class A (5)	11,658	254
Coupa Software (5)	11,687	2,298
Crowdstrike Holdings, Class A (5)	4,097	890
Datadog, Class A (5)	12,422	2,215
Descartes Systems Group (5)	31,436	2,526
DocuSign (5)	16,882	4,159
DoubleVerify Holdings (5)	22,650	699
Five9 (5)	7,510	1,069
ForgeRock, Class A (5)	5,184	139
Fortinet (5)	15,586	5,176
Gusto, Acquisition Date: 10/4/21, Cost $265 (5)(8)(9)	9,216	265
Intuit	27,421	17,887
Manhattan Associates (5)	5,300	828
Microsoft (6)	438,225	144,873
nCino (5)	14,130	878
Paycom Software (5)	4,415	1,931

Paycor HCM (5)	8,624	254
Plex Systems, EC, Acquisition Date: 9/7/21, Cost $4 (5)(8)(9)	3,739	3
Plex Systems, EC, Acquisition Date: 9/7/21, Cost $— (5)(8)(9)	534	1
salesforce.com (5)	64,030	18,246
SAP (EUR)	41,937	5,374
ServiceNow (5)	30,755	19,920
SS&C Technologies Holdings	28,266	2,158
Synopsys (5)	24,364	8,308
Workiva (5)	8,100	1,130
Zoom Video Communications, Class A (5)	31,710	6,704
		257,905
Technology Hardware, Storage & Peripherals 1.8%		
Apple (6)	373,237	61,696
Samsung Electronics (KRW)	143,628	8,622
		70,318
Total Information Technology		629,025
MATERIALS 3.5%		
Chemicals 1.7%		
Air Liquide (EUR)	25,580	4,224
Air Products & Chemicals	11,983	3,444
Akzo Nobel (EUR)	37,801	3,978
Asahi Kasei (JPY)	314,400	2,940
BASF (EUR)	51,319	3,361
Covestro (EUR)	47,179	2,661
Element Solutions	109,554	2,506
International Flavors & Fragrances	29,883	4,248
Johnson Matthey (GBP)	117,051	3,252
Linde	49,878	15,868
Minerals Technologies	13,046	857
Quaker Chemical	4,494	1,024
Sherwin-Williams	39,538	13,097
Tosoh (JPY)	27,000	386
Umicore (EUR)	54,896	2,684
		64,530
Construction Materials 0.2%		
Martin Marietta Materials	12,219	4,931
Vulcan Materials	14,690	2,815
		7,746
Containers & Packaging 0.8%		
Amcor, CDI (AUD)	193,318	2,204
Avery Dennison	7,655	1,570
Ball	3,719	347
International Paper	157,490	7,169

Packaging Corp. of America	33,510	4,376
Ranpak Holdings, Class A (5)	10,472	415
Westrock	308,314	13,378
		29,459
Metals & Mining 0.7%		
Antofagasta (GBP)	204,198	3,733
BHP Group (AUD)	55,742	1,562
BHP Group (GBP)	166,029	4,537
BHP Group, ADR	32,767	1,841
Constellium (5)	77,590	1,363
ERO Copper (CAD) (5)	59,925	970
Franco-Nevada (CAD)	5,157	707
Haynes International	16,630	666
IGO (AUD)	818,041	6,058
Northern Star Resources (AUD)	119,059	795
Rio Tinto (AUD)	19,906	1,321
South32 (AUD)	918,716	2,296
Southern Copper	11,843	693
		26,542
Paper & Forest Products 0.1%		
Stora Enso, Class R (EUR)	209,757	3,551
West Fraser Timber (CAD)	8,894	731
		4,282
Total Materials		132,559
MISCELLANEOUS 0.0%		
Miscellaneous 0.0%		
KKR Acquisition Holdings I (5)	41,277	413
Total Miscellaneous		413
REAL ESTATE 2.0%		
Equity Real Estate Investment Trusts 1.7%		
Alexandria Real Estate Equities, REIT	19,717	3,945
American Campus Communities, REIT	25,830	1,336
Camden Property Trust, REIT	45,630	7,539
Community Healthcare Trust, REIT	11,526	496
CubeSmart, REIT	27,768	1,497
EastGroup Properties, REIT	14,614	2,977
Equity LifeStyle Properties, REIT	61,561	5,005
First Industrial Realty Trust, REIT	13,479	814
Flagship Communities REIT	9,938	189
Great Portland Estates (GBP)	287,301	2,744
JBG SMITH Properties, REIT	34,285	953
Prologis, REIT	171,331	25,828

PS Business Parks, REIT	10,926	1,914
Rexford Industrial Realty, REIT	24,597	1,724
Scentre Group (AUD)	1,032,800	2,260
Welltower, REIT	53,353	4,248
Weyerhaeuser, REIT	71,693	2,696
		66,165
Real Estate Management & Development 0.3%		
Altus Group (CAD)	5,600	287
FirstService	18,218	3,508
Mitsui Fudosan (JPY)	220,000	4,522
Opendoor Technologies, Class A (5)	70,286	1,113
Tricon Residential	21,927	301
		9,731
Total Real Estate		75,896
UTILITIES 2.0%		
Electric Utilities 1.0%		
Entergy	15,720	1,577
Eversource Energy	41,724	3,433
IDACORP	11,900	1,245
MGE Energy	6,039	438
NextEra Energy	169,940	14,747
PG&E (5)	223,441	2,655
Southern	136,492	8,340
Xcel Energy	96,546	6,153
		38,588
Gas Utilities 0.1%		
Beijing Enterprises Holdings (HKD)	336,500	1,135
Chesapeake Utilities	11,226	1,430
ONE Gas	19,939	1,293
Southwest Gas Holdings	23,758	1,563
		5,421
Independent Power & Renewable Electricity Producers 0.1%		
AES	135,882	3,177
Electric Power Development (JPY)	103,700	1,314
NextEra Energy Partners	11,992	1,020
		5,511
Multi-Utilities 0.7%		
CMS Energy	18,658	1,098
Dominion Energy	47,923	3,412
Engie (EUR)	438,769	6,348
National Grid (GBP)	318,579	4,227
NorthWestern	14,764	817

Sempra Energy	102,503	12,287
WEC Energy Group	4,226	367
		28,556
Water Utilities 0.1%		
California Water Service Group	13,371	842
Middlesex Water	6,994	721
SJW Group	13,202	889
		2,452
Total Utilities		80,528
Total Common Stocks (Cost $1,550,688)		**2,729,572**
CONVERTIBLE PREFERRED STOCKS 0.3%		
CONSUMER DISCRETIONARY 0.1%		
Hotels, Restaurants & Leisure 0.1%		
Cava Group, Series E, Acquisition Date: 6/23/20 - 3/26/21, Cost $417 (5)(8)(9)	16,822	633
Cava Group, Series F, Acquisition Date: 3/26/21, Cost $286 (5)(8)(9)	7,601	286
Torchys Holdings, Acquisition Date: 11/13/20, Cost $159 (5)(8)(9)(10)	17,718	158
		1,077
Internet & Direct Marketing Retail 0.0%		
1661, Series F, Acquisition Date: 5/28/21, Cost $242 (5)(8)(9)	41,545	242
		242
Total Consumer Discretionary		1,319
CONSUMER STAPLES 0.0%		
Food Products 0.0%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $221 (5)(8)(9)	11,951	743
Total Consumer Staples		743
HEALTH CARE 0.0%		
Biotechnology 0.0%		
Caris Life Sciences, Series C, Acquisition Date: 8/14/20, Cost $107 (5)(8)(9)	38,898	315
Caris Life Sciences, Series D, Acquisition Date: 5/11/21, Cost $180 (5)(8)(9)	22,236	180
		495
Health Care Equipment & Supplies 0.0%		
Kardium, Series D-6, Acquisition Date: 1/8/21, Cost $120 (5)(8)(9)	118,345	120
		120

Health Care Providers & Services 0.0%		
Honor Technology, Series D, Acquisition Date: 10/16/20, Cost $223 (5)(8)(9)	92,428	292
		292
Life Sciences Tools & Services 0.0%		
Inscripta, Series E, Acquisition Date: 3/30/21, Cost $128 (5)(8)(9)	14,444	128
National Resilience, Series B, Acquisition Date: 10/23/20, Cost $160 (5)(8)(9)	11,776	522
National Resilience, Series C, Acquisition Date: 6/9/21, Cost $262 (5)(8)(9)	5,896	262
		912
Total Health Care		1,819
INDUSTRIALS & BUSINESS SERVICES 0.0%		
Aerospace & Defense 0.0%		
ABL Space Systems, Series B, Acquisition Date: 3/24/21, Cost $129 (5)(8)(9)	2,868	195
		195
Professional Services 0.0%		
Checkr, Series C, Acquisition Date: 4/10/18, Cost $67 (5)(8)(9)	4,912	265
Checkr, Series D, Acquisition Date: 9/6/19, Cost $263 (5)(8)(9)	8,682	469
		734
Road & Rail 0.0%		
Convoy, Series C, Acquisition Date: 9/14/18, Cost $148 (5)(8)(9)	20,804	343
Convoy, Series D, Acquisition Date: 10/30/19, Cost $223 (5)(8)(9)	16,522	273
		616
Total Industrials & Business Services		1,545
INFORMATION TECHNOLOGY 0.1%		
IT Services 0.0%		
ServiceTitan, Series A-1, Acquisition Date: 11/9/18, Cost $— (5)(8)(9)	7	1
ServiceTitan, Series D, Acquisition Date: 11/9/18, Cost $87 (5)(8)(9)	3,321	395
ServiceTitan, Series F, Acquisition Date: 3/25/21, Cost $22 (5)(8)(9)	204	24
Themis Solutions, Series AA, Acquisition Date: 4/14/21, Cost $14 (5)(8)(9)	610	13
Themis Solutions, Series AB, Acquisition Date: 4/14/21, Cost $1 (5)(8)(9)	60	1
Themis Solutions, Series B, Acquisition Date: 4/14/21, Cost $2 (5)(8)(9)	70	2

Themis Solutions, Series E, Acquisition Date: 4/14/21, Cost $174 (5)(8)(9)	7,740	168
		604
Software 0.1%		
Canva, Series A, Acquisition Date: 11/4/21, Cost $39 (5)(8)(9)	23	39
Databricks, Series G, Acquisition Date: 2/1/21, Cost $260 (5)(8)(9)	1,466	323
Databricks, Series H, Acquisition Date: 8/31/21, Cost $765 (5)(8)(9)	3,472	765
Flexe, Series C, Acquisition Date: 11/18/20, Cost $119 (5)(8)(9)	9,815	130
Gusto, Series E, Acquisition Date: 7/13/21, Cost $380 (5)(8)(9)	12,516	381
Haul Hub, Series B, Acquisition Date: 2/14/20 - 3/3/21, Cost $98 (5)(8)(9)	6,732	98
Nuro, Series C, Acquisition Date: 10/30/20 - 3/2/21, Cost $271 (5)(8)(9)	20,748	433
Nuro, Series D, Acquisition Date: 10/29/21, Cost $124 (5)(8)(9)	5,932	124
SecurityScorecard, Series E, Acquisition Date: 3/5/21, Cost $118 (5)(8)(9)	7,812	118
Seismic Software, Series E, Acquisition Date: 12/13/18, Cost $127 (5)(8)(9)	20,060	289
Seismic Software, Series F, Acquisition Date: 9/25/20, Cost $17 (5)(8)(9)	1,875	27
Socure, Series E, Acquisition Date: 10/27/21, Cost $107 (5)(8)(9)	6,640	107
		2,834
Total Information Technology		3,438
MATERIALS 0.0%		
Chemicals 0.0%		
Redwood Materials, Series C, Acquisition Date: 5/28/21, Cost $159 (5)(8)(9)	3,356	159
Sila Nano, Series F, Acquisition Date: 1/7/21, Cost $217 (5)(8)(9)	5,247	217
Total Materials		376
UTILITIES 0.1%		
Electric Utilities 0.0%		
Southern, Series A, 6.75%, 8/1/22	19,032	950
		950
Independent Power & Renewable Electricity Producer 0.1%		
AES, 6.875%, 2/15/24	11,504	1,077
		1,077
Total Utilities		2,027
Total Convertible Preferred Stocks (Cost $8,538)		**11,267**

CORPORATE BONDS 2.1%

AbbVie, 2.95%, 11/21/26	535,000	560
AbbVie, 3.20%, 11/21/29	1,030,000	1,095
AbbVie, 4.05%, 11/21/39	355,000	406
AbbVie, 4.875%, 11/14/48	412,000	534
AerCap Ireland Capital, 2.45%, 10/29/26	240,000	241
AerCap Ireland Capital, 3.00%, 10/29/28	150,000	151
AerCap Ireland Capital, 3.50%, 5/26/22	150,000	152
AerCap Ireland Capital, 4.875%, 1/16/24	435,000	465
AerCap Ireland Capital, 6.50%, 7/15/25	155,000	177
AIA Group, 3.90%, 4/6/28 (1)	490,000	543
Aker, 2.875%, 1/15/26 (1)	240,000	249
Alexandria Real Estate Equities, 3.95%, 1/15/28	280,000	311
Alexandria Real Estate Equities, 4.70%, 7/1/30	50,000	59
American Airlines PTT, Series 2013-1, Class A, 4.00%, 7/15/25	1	—
American Campus Communities Operating Partnership, 2.85%, 2/1/30	390,000	399
American Campus Communities Operating Partnership, 3.30%, 7/15/26	95,000	101
American Campus Communities Operating Partnership, 3.625%, 11/15/27	215,000	231
American Tower, 2.30%, 9/15/31	140,000	136
Anheuser-Busch InBev Worldwide, 4.439%, 10/6/48	100,000	121
Anheuser-Busch InBev Worldwide, 4.50%, 6/1/50	710,000	879
APT Pipelines, 4.25%, 7/15/27 (1)	520,000	588
Arrow Electronics, 4.00%, 4/1/25	230,000	246
Astrazeneca Finance, 1.75%, 5/28/28	200,000	199
Astrazeneca Finance, 2.25%, 5/28/31	65,000	65
AT&T, 2.25%, 2/1/32	300,000	288
AT&T, 2.30%, 6/1/27	190,000	193
AT&T, 2.55%, 12/1/33	820,000	789
AT&T, 2.75%, 6/1/31	720,000	731
AT&T, 4.30%, 2/15/30	135,000	152
Ausgrid Finance, 3.85%, 5/1/23 (1)(7)	135,000	139
Ausgrid Finance, 4.35%, 8/1/28 (1)	205,000	231
Avolon Holdings Funding, 3.95%, 7/1/24 (1)	445,000	467
Avolon Holdings Funding, 4.25%, 4/15/26 (1)	435,000	463
Avolon Holdings Funding, 4.375%, 5/1/26 (1)	130,000	139
Baidu, 2.875%, 7/6/22	260,000	263
Baidu, 3.625%, 7/6/27	450,000	487
Banco Santander, 3.49%, 5/28/30	200,000	212
Banco Santander, VR, 1.722%, 9/14/27 (12)	200,000	196
Bank of America, 3.248%, 10/21/27	475,000	503
Bank of America, VR, 1.898%, 7/23/31 (12)	1,525,000	1,458
Bank of America, VR, 1.922%, 10/24/31 (12)	600,000	572

Bank of America, VR, 2.496%, 2/13/31 (12)	250,000	251
Bank of America, VR, 2.592%, 4/29/31 (12)	265,000	268
Bank of America, VR, 3.419%, 12/20/28 (12)	25,000	27
Bank of America, VR, 3.559%, 4/23/27 (12)	95,000	101
Bank of America, VR, 4.271%, 7/23/29 (12)	330,000	370
Bank of America, Series L, 3.95%, 4/21/25	635,000	680
Barclays, VR, 2.852%, 5/7/26 (12)	300,000	309
Barclays, VR, 3.932%, 5/7/25 (12)	235,000	248
BAT Capital, 3.557%, 8/15/27	665,000	695
BAT International Finance, 1.668%, 3/25/26	85,000	83
Baxter International, 2.272%, 12/1/28 (1)	160,000	161
Baxter International, 2.539%, 2/1/32 (1)	220,000	221
BBVA Bancomer, 4.375%, 4/10/24 (1)	700,000	748
Becton Dickinson & Company, 1.957%, 2/11/31	255,000	245
Becton Dickinson & Company, 2.823%, 5/20/30	150,000	155
Becton Dickinson & Company, 3.70%, 6/6/27	510,000	553
Becton Dickinson & Company, 3.794%, 5/20/50	175,000	199
Becton Dickinson & Company, 4.669%, 6/6/47	170,000	216
BNP Paribas, VR, 1.323%, 1/13/27 (1)(12)	595,000	582
BNP Paribas, VR, 2.159%, 9/15/29 (1)(12)	200,000	196
BNP Paribas, VR, 3.052%, 1/13/31 (1)(12)	375,000	387
Boardwalk Pipelines, 3.40%, 2/15/31	235,000	242
Boardwalk Pipelines, 4.45%, 7/15/27	40,000	44
Boardwalk Pipelines, 4.95%, 12/15/24	175,000	190
Boardwalk Pipelines, 5.95%, 6/1/26	250,000	288
Booking Holdings, 4.625%, 4/13/30	100,000	117
Boral Finance, 3.00%, 11/1/22 (1)	30,000	30
Boral Finance, 3.75%, 5/1/28 (1)	855,000	913
Boston Properties, 3.25%, 1/30/31	100,000	104
Brixmor Operating Partnership, 4.05%, 7/1/30	70,000	77
Brixmor Operating Partnership, 4.125%, 5/15/29	445,000	493
Cameron LNG, 2.902%, 7/15/31 (1)	90,000	94
Cameron LNG, 3.302%, 1/15/35 (1)	95,000	100
Cameron LNG, 3.701%, 1/15/39 (1)	75,000	82
Canadian Pacific Railway, 3.10%, 12/2/51	175,000	180
Capital One Financial, 3.75%, 3/9/27	775,000	838
Capital One Financial, VR, 2.359%, 7/29/32 (12)	575,000	548
Cardinal Health, 4.50%, 11/15/44	50,000	57
Cardinal Health, 4.90%, 9/15/45	50,000	61
Celulosa Arauco y Constitucion, 4.20%, 1/29/30 (1)	550,000	580
Charter Communications Operating, 2.25%, 1/15/29	160,000	155
Charter Communications Operating, 2.30%, 2/1/32	190,000	180
Charter Communications Operating, 2.80%, 4/1/31	495,000	490
Charter Communications Operating, 3.75%, 2/15/28	545,000	585
Charter Communications Operating, 4.20%, 3/15/28	310,000	340
Charter Communications Operating, 4.80%, 3/1/50	75,000	85

Charter Communications Operating, 5.125%, 7/1/49	85,000	100
Charter Communications Operating, 5.75%, 4/1/48	15,000	19
Charter Communications Operating, 6.484%, 10/23/45	50,000	68
Cheniere Corpus Christi Holdings, 3.70%, 11/15/29	225,000	240
Cheniere Corpus Christi Holdings, 5.125%, 6/30/27	70,000	79
China Southern Power Grid International Finance BVI, 3.50%, 5/8/27	650,000	703
Citigroup, VR, 3.106%, 4/8/26 (12)	215,000	226
CNO Financial Group, 5.25%, 5/30/25	79,000	88
Comcast, 2.887%, 11/1/51 (1)	340,000	334
Comcast, 3.25%, 11/1/39	300,000	317
Crown Castle International, 2.25%, 1/15/31	855,000	826
Crown Castle Towers, 3.663%, 5/15/25 (1)	355,000	369
CVS Health, 1.30%, 8/21/27	180,000	173
CVS Health, 1.875%, 2/28/31	165,000	158
CVS Health, 2.70%, 8/21/40	45,000	43
CVS Health, 3.625%, 4/1/27	45,000	49
CVS Health, 4.25%, 4/1/50	545,000	660
CVS Health, 4.30%, 3/25/28	354,000	399
CVS Health, 5.05%, 3/25/48	800,000	1,056
Daimler Finance North America, 2.45%, 3/2/31 (1)	150,000	152
Danske Bank, VR, 3.244%, 12/20/25 (1)(12)	260,000	271
Diamondback Energy, 3.25%, 12/1/26	260,000	273
Discover Financial Services, 4.10%, 2/9/27	225,000	246
Ecolab, 4.80%, 3/24/30	20,000	24
Edison International, 4.95%, 4/15/25	15,000	16
Energy Transfer, 2.90%, 5/15/25	465,000	481
Energy Transfer, 4.50%, 4/15/24	50,000	53
Energy Transfer, 4.95%, 6/15/28	80,000	90
Energy Transfer, 5.00%, 5/15/50	175,000	201
Energy Transfer, 5.25%, 4/15/29	315,000	360
Energy Transfer, 5.50%, 6/1/27	35,000	40
Energy Transfer, 5.875%, 1/15/24	465,000	501
Energy Transfer, 6.00%, 6/15/48	145,000	181
Energy Transfer, 6.25%, 4/15/49	320,000	417
Eni, Series X-R, 4.75%, 9/12/28 (1)	360,000	418
Extra Space Storage, 2.35%, 3/15/32	350,000	340
Falabella, 4.375%, 1/27/25	500,000	531
GE Capital Funding, 4.05%, 5/15/27	210,000	234
General Motors Financial, 4.00%, 10/6/26	100,000	108
General Motors Financial, 4.35%, 4/9/25	165,000	178
General Motors Financial, 5.10%, 1/17/24	285,000	306
GLP Capital, 3.35%, 9/1/24	60,000	62
Goldman Sachs Group, 3.50%, 11/16/26	230,000	245
Goldman Sachs Group, VR, 1.542%, 9/10/27 (12)	270,000	265
Goldman Sachs Group, VR, 2.615%, 4/22/32 (12)	2,125,000	2,131

Gray Oak Pipeline, 2.00%, 9/15/23 (1)	25,000	25
Gray Oak Pipeline, 2.60%, 10/15/25 (1)	70,000	71
Gray Oak Pipeline, 3.45%, 10/15/27 (1)	30,000	31
Hasbro, 3.55%, 11/19/26	120,000	129
Healthcare Realty Trust, 2.05%, 3/15/31	95,000	92
Healthcare Realty Trust, 3.625%, 1/15/28	260,000	282
Healthpeak Properties, 2.875%, 1/15/31	35,000	36
Healthpeak Properties, 3.50%, 7/15/29	35,000	38
Highwoods Realty, 3.05%, 2/15/30	350,000	362
Highwoods Realty, 4.125%, 3/15/28	110,000	121
HSBC Holdings, 3.90%, 5/25/26	310,000	335
HSBC Holdings, VR, 2.099%, 6/4/26 (12)	390,000	392
Humana, 2.15%, 2/3/32	95,000	91
Humana, 4.875%, 4/1/30	265,000	311
Hyundai Capital America, 1.80%, 10/15/25 (1)	120,000	120
Hyundai Capital America, 2.10%, 9/15/28 (1)	210,000	204
ING Groep, VR, 1.726%, 4/1/27 (12)	200,000	199
Intercontinental Exchange, 1.85%, 9/15/32	650,000	616
Intercontinental Exchange, 2.10%, 6/15/30	1,095,000	1,078
JPMorgan Chase, VR, 1.578%, 4/22/27 (12)	285,000	282
JPMorgan Chase, VR, 1.953%, 2/4/32 (12)	1,085,000	1,040
JPMorgan Chase, VR, 2.182%, 6/1/28 (12)	295,000	296
JPMorgan Chase, VR, 2.739%, 10/15/30 (12)	185,000	190
JPMorgan Chase, VR, 2.956%, 5/13/31 (12)	1,000,000	1,031
JPMorgan Chase, VR, 3.54%, 5/1/28 (12)	120,000	129
Kilroy Realty, 3.45%, 12/15/24	470,000	494
Kookmin Bank, 4.50%, 2/1/29	350,000	397
Las Vegas Sands, 3.20%, 8/8/24	60,000	61
Las Vegas Sands, 3.50%, 8/18/26	95,000	97
Longfor Group Holdings, 3.95%, 9/16/29	375,000	383
LSEGA Financing, 2.00%, 4/6/28 (1)	550,000	546
LSEGA Financing, 2.50%, 4/6/31 (1)	200,000	202
LSEGA Financing, 3.20%, 4/6/41 (1)	200,000	208
Marsh & McLennan, 2.25%, 11/15/30	85,000	84
Micron Technology, 4.185%, 2/15/27	45,000	49
Micron Technology, 4.975%, 2/6/26	200,000	224
Micron Technology, 5.327%, 2/6/29	115,000	136
Mileage Plus Holdings, 6.50%, 6/20/27 (1)	380,000	406
Morgan Stanley, VR, 1.593%, 5/4/27 (12)	120,000	118
Morgan Stanley, VR, 1.928%, 4/28/32 (12)	650,000	622
Morgan Stanley, VR, 3.217%, 4/22/42 (12)	75,000	79
Morgan Stanley, VR, 4.431%, 1/23/30 (12)	95,000	108
Netflix, 4.625%, 5/15/29 (EUR)	290,000	407
NiSource, 1.70%, 2/15/31	150,000	141
NiSource, 3.60%, 5/1/30	155,000	166
NRG Energy, 4.45%, 6/15/29 (1)	115,000	125

NTT Finance, 1.591%, 4/3/28 (1)	295,000	290
NTT Finance, 2.065%, 4/3/31 (1)	200,000	201
NXP, 2.70%, 5/1/25 (1)	20,000	21
NXP, 3.15%, 5/1/27 (1)	40,000	42
NXP, 5.35%, 3/1/26 (1)	105,000	119
Oracle, 2.30%, 3/25/28	160,000	161
Pacific Gas & Electric, 2.10%, 8/1/27	105,000	101
Pacific Gas & Electric, 2.50%, 2/1/31	265,000	253
Pacific Gas & Electric, 3.30%, 8/1/40	225,000	212
Pacific Gas & Electric, 4.55%, 7/1/30	635,000	692
PerkinElmer, 1.90%, 9/15/28	185,000	181
PerkinElmer, 2.25%, 9/15/31	100,000	97
PerkinElmer, 3.30%, 9/15/29	99,000	105
Perrigo Finance Unlimited, 4.375%, 3/15/26	200,000	211
Prologis, 1.25%, 10/15/30	85,000	79
Realty Income, 2.20%, 6/15/28	471,000	473
Realty Income, 2.85%, 12/15/32	240,000	251
Realty Income, 3.10%, 12/15/29	420,000	446
Realty Income, 3.40%, 1/15/28	180,000	193
Realty Income, 3.95%, 8/15/27	230,000	257
Regency Centers, 3.60%, 2/1/27	660,000	711
Regency Centers, 3.70%, 6/15/30	70,000	77
Reliance Industries, 3.667%, 11/30/27	600,000	647
Reynolds American, 4.45%, 6/12/25	175,000	189
Ross Stores, 1.875%, 4/15/31	205,000	197
Sabine Pass Liquefaction, 4.50%, 5/15/30	40,000	45
Sabine Pass Liquefaction, 5.00%, 3/15/27	545,000	613
Sabine Pass Liquefaction, 5.875%, 6/30/26	15,000	17
Santander UK Group Holdings, VR, 1.532%, 8/21/26 (12)	545,000	538
SBA Tower Trust, 1.84%, 4/15/27 (1)	290,000	288
SBA Tower Trust, 2.328%, 1/15/28 (1)	40,000	41
SBA Tower Trust, 2.593%, 10/15/31 (1)	235,000	238
Shinhan Bank, 4.00%, 4/23/29	375,000	415
Siemens Financieringsmaatschappij, 1.70%, 3/11/28 (1)	250,000	247
Siemens Financieringsmaatschappij, 2.15%, 3/11/31 (1)	320,000	319
Simon Property Group, 2.65%, 7/15/30	185,000	189
SMBC Aviation Capital Finance, 3.55%, 4/15/24 (1)	210,000	220
Standard Chartered, VR, 4.644%, 4/1/31 (1)(12)	245,000	278
T-Mobile USA, 2.05%, 2/15/28	120,000	118
T-Mobile USA, 2.25%, 11/15/31	860,000	824
T-Mobile USA, 3.75%, 4/15/27	750,000	806
Tengizchevroil Finance International, 4.00%, 8/15/26	525,000	558
Transcontinental Gas Pipe Line, 4.00%, 3/15/28	90,000	99
Transcontinental Gas Pipe Line, 4.60%, 3/15/48	130,000	158
Transurban Finance, 2.45%, 3/16/31 (1)	535,000	533
Transurban Finance, 3.375%, 3/22/27 (1)	255,000	273

Trinity Acquisition, 4.40%, 3/15/26	195,000	214
United Airlines PTT, Series 2019-2, Class A, 2.90%, 5/1/28	74,407	74
United Airlines PTT, Series 2019-2, Class AA, 2.70%, 5/1/32	46,779	47
UnitedHealth Group, 2.00%, 5/15/30	1,355,000	1,346
Vanke Real Estate Hong Kong, 5.35%, 3/11/24	500,000	528
Verizon Communications, 1.75%, 1/20/31	555,000	523
Verizon Communications, 2.10%, 3/22/28	165,000	164
Verizon Communications, 2.355%, 3/15/32 (1)	265,000	262
Verizon Communications, 2.55%, 3/21/31	250,000	253
Verizon Communications, 2.65%, 11/20/40	220,000	209
Verizon Communications, 2.987%, 10/30/56	1,250,000	1,209
Verizon Communications, 4.329%, 9/21/28	205,000	233
Verizon Communications, 4.75%, 11/1/41	55,000	69
Vistra Operations, 3.55%, 7/15/24 (1)	405,000	420
Vodafone Group, 4.875%, 6/19/49	270,000	337
Vodafone Group, 5.25%, 5/30/48	500,000	650
Volkswagen Bank, 2.50%, 7/31/26 (EUR)	100,000	124
Volkswagen Group of America Finance, 1.625%, 11/24/27 (1)	245,000	238
Volkswagen Group of America Finance, 3.20%, 9/26/26 (1)	785,000	830
Waste Connections, 2.20%, 1/15/32	190,000	187
Wells Fargo, 4.30%, 7/22/27	175,000	194
Wells Fargo, VR, 2.393%, 6/2/28 (12)	670,000	677
Wells Fargo, VR, 2.572%, 2/11/31 (12)	1,840,000	1,863
Wells Fargo, VR, 2.879%, 10/30/30 (12)	500,000	518
Westlake Chemical, 1.625%, 7/17/29 (EUR)	100,000	117
Williams, 5.10%, 9/15/45	230,000	284
Woodside Finance, 3.65%, 3/5/25 (1)	240,000	254
Woodside Finance, 3.70%, 9/15/26 (1)	195,000	208
Woodside Finance, 3.70%, 3/15/28 (1)	515,000	552
Total Corporate Bonds (Cost $79,249)		**80,951**

EQUITY MUTUAL FUNDS 9.8%

T. Rowe Price Institutional Emerging Markets Equity Fund (3)	5,056,404	221,521
T. Rowe Price Multi-Strategy Total Return Fund - I Class (3)	7,189,815	75,924
T. Rowe Price Real Assets Fund - I Class (3)	5,792,565	85,093
Total Equity Mutual Funds (Cost $307,954)		**382,538**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.0%

Equate Petrochemical, 4.25%, 11/3/26	525,000	570
NBN, 2.625%, 5/5/31 (1)	210,000	212
QNB Finance, 2.75%, 2/12/27	500,000	514

Saudi Arabian Oil, 3.50%, 4/16/29 (1)	550,000	586
Total Foreign Government Obligations & Municipalities (Cost $1,857)		**1,882**

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.6%

280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, ARM, 1M USD LIBOR + 0.88%, 0.97%, 9/15/34 (1)	167,534	167
Angel Oak Mortgage Trust, Series 2020-5, Class A3, CMO, ARM, 2.041%, 5/25/65 (1)	53,003	53
Angel Oak Mortgage Trust, Series 2020-6, Class A3, CMO, ARM, 1.775%, 5/25/65 (1)	172,678	173
Angel Oak Mortgage Trust I, Series 2019-4, Class A3, CMO, ARM, 3.301%, 7/26/49 (1)	75,935	76
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, ARM, 1M USD LIBOR + 1.25%, 1.34%, 9/15/32 (1)	120,000	119
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class D, ARM, 1M USD LIBOR + 1.80%, 1.89%, 9/15/32 (1)	145,000	144
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class B, ARM, 1M USD LIBOR + 1.45%, 1.54%, 9/15/38 (1)	155,000	155
Bayview Mortgage Fund IVc Trust, Series 2017-RT3, Class A, ARM, 3.50%, 1/28/58 (1)	66,985	67
Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A20, CMO, ARM, 2.50%, 6/25/51 (1)	461,646	464
Bayview MSR Opportunity Master Fund Trust, Series 2021-4, Class A20, CMO, ARM, 2.50%, 10/25/51 (1)	309,800	308
Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, ARM, 3.00%, 3/28/57 (1)	22,772	23
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, ARM, 3.50%, 1/28/55 (1)	91,729	93
BBCCRE Trust, Series 2015-GTP, Class C, ARM, 4.70%, 8/10/33 (1)	340,000	355
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, ARM, 1M USD LIBOR + 2.16%, 2.25%, 11/15/34 (1)	135,000	132
Benchmark Mortgage Trust, Series 2018-B1, Class AM, ARM, 3.878%, 1/15/51	130,000	142
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A1, CMO, ARM, 1.699%, 4/26/60 (1)	382,333	381
BX Commercial Mortgage Trust, Series 2019-IMC, Class A, ARM, 1M USD LIBOR + 1.00%, 1.089%, 4/15/34 (1)	305,000	304
BX Commercial Mortgage Trust, Series 2021-21M, Class C, ARM, 1M USD LIBOR + 1.177%, 1.267%, 10/15/36 (1)	155,000	154
BX Trust, Series 2021-ARIA, Class B, ARM, 1M USD LIBOR + 1.297%, 1.387%, 10/15/36 (1)	220,000	219
BX Trust, Series 2021-ARIA, Class C, ARM, 1M USD LIBOR + 1.646%, 1.736%, 10/15/36 (1)	225,000	224

BX Trust, Series 2021-LGCY, Class C, ARM, 1M USD LIBOR + 1.004%, 1.094%, 10/15/23 (1)	180,000	178
CIM Trust, Series 2019-INV3, Class A15, CMO, ARM, 3.50%, 8/25/49 (1)	51,759	52
CIM Trust, Series 2020-INV1, Class A2, CMO, ARM, 2.50%, 4/25/50 (1)	234,750	236
CIM Trust, Series 2021-INV1, Class A29, CMO, ARM, 2.50%, 7/1/51 (1)	301,208	303
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS, 3.571%, 2/10/48	55,000	57
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class AS, 3.764%, 10/12/50	260,000	279
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class AS, 3.915%, 4/14/50	260,000	281
Citigroup Commercial Mortgage Trust, Series 2020-555, Class B, 2.829%, 12/10/41 (1)	120,000	121
Citigroup Commercial Mortgage Trust, Series 2020-555, Class C, 3.031%, 12/10/41 (1)	100,000	98
Cold Storage Trust, Series 2020-ICE5, Class C, ARM, 1M USD LIBOR + 1.65%, 1.74%, 11/15/37 (1)	113,044	113
COLT Mortgage Loan Trust, Series 2020-3, Class A1, CMO, ARM, 1.506%, 4/27/65 (1)	51,287	51
COLT Mortgage Loan Trust, Series 2020-3, Class A3, CMO, ARM, 2.38%, 4/27/65 (1)	81,088	81
Commercial Mortgage Trust, Series 2015-CR24, Class AM, ARM, 4.028%, 8/10/48	120,000	128
Commercial Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49	128,198	134
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.244%, 10/10/29 (1)	480,000	491
Commercial Mortgage Trust, Series 2017-PANW, Class B, ARM, 3.527%, 10/10/29 (1)	170,000	174
Connecticut Avenue Securities, Series 2017-C02, Class 2ED3, CMO, ARM, 1M USD LIBOR + 1.35%, 1.442%, 9/25/29	24,171	24
Connecticut Avenue Securities, Series 2017-C04, Class 2ED2, CMO, ARM, 1M USD LIBOR + 1.10%, 1.192%, 11/25/29	354,655	355
Connecticut Avenue Securities, Series 2017-C06, Class 2ED1, CMO, ARM, 1M USD LIBOR + 1.00%, 1.092%, 2/25/30	199,393	199
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257%, 8/15/37 (1)	125,000	126
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class AS, 3.278%, 9/15/52	140,000	149
DBCG Mortgage Trust, Series 2017-BBG, Class A, ARM, 1M USD LIBOR + 0.70%, 0.79%, 6/15/34 (1)	360,000	359
DC Office Trust, Series 2019-MTC, Class D, ARM, 3.174%, 9/15/45 (1)	285,000	281

Deephaven Residential Mortgage Trust, Series 2021-2, Class A2, CMO, ARM, 1.209%, 4/25/66 (1)	109,980	109
Ellington Financial Mortgage Trust, Series 2019-2, Class A1, CMO, ARM, 2.739%, 11/25/59 (1)	83,573	84
Ellington Financial Mortgage Trust, Series 2021-2, Class A2, CMO, ARM, 1.085%, 6/25/66 (1)	200,825	200
FirstKey Mortgage Trust, Series 2014-1, Class B2, CMO, ARM, 3.899%, 11/25/44 (1)	50,591	51
Flagstar Mortgage Trust, Series 2020-1INV, Class A11, CMO, ARM, 1M USD LIBOR + 0.85%, 0.942%, 3/25/50 (1)	59,803	60
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, CMO, ARM, 2.50%, 7/25/51 (1)	309,696	313
FREMF Mortgage Trust, Series 2018-K731, Class B, ARM, 4.064%, 2/25/25 (1)	345,000	366
FREMF Mortgage Trust, Series 2019-K736, Class B, ARM, 3.884%, 7/25/26 (1)	295,000	314
FREMF Mortgage Trust, Series 2019-K92, Class B, ARM, 4.337%, 5/25/52 (1)	105,000	117
FREMF Mortgage Trust, Series 2019-K98, Class B, ARM, 3.861%, 10/25/52 (1)	170,000	184
Galton Funding Mortgage Trust, Series 2018-1, Class A23, CMO, ARM, 3.50%, 11/25/57 (1)	32,495	33
Galton Funding Mortgage Trust, Series 2018-1, Class A33, CMO, ARM, 3.50%, 11/25/57 (1)	126,079	127
Galton Funding Mortgage Trust, Series 2018-2, Class A22, CMO, ARM, 4.00%, 10/25/58 (1)	35,461	36
Galton Funding Mortgage Trust, Series 2019-H1, Class A1, CMO, ARM, 2.657%, 10/25/59 (1)	8,321	8
Galton Funding Mortgage Trust, Series 2019-H1, Class A3, CMO, ARM, 2.964%, 10/25/59 (1)	240,699	242
Galton Funding Mortgage Trust, Series 2020-H1, Class A1, CMO, ARM, 2.31%, 1/25/60 (1)	60,520	61
GCAT Trust, Series 2021-NQM4, Class A3, CMO, ARM, 1.556%, 8/25/66 (1)	128,049	127
Great Wolf Trust, Series 2019-WOLF, Class A, ARM, 1M USD LIBOR + 1.034%, 1.124%, 12/15/36 (1)	225,000	225
Great Wolf Trust, Series 2019-WOLF, Class D, ARM, 1M USD LIBOR + 1.933%, 2.023%, 12/15/36 (1)	190,000	188
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.759%, 2/10/48	180,000	190
GS Mortgage Securities Trust, Series 2019-GSA1, Class B, 3.511%, 11/10/52	390,000	410
GS Mortgage-Backed Securities Trust, Series 2014-EB1A, Class 2A1, CMO, ARM, 1.636%, 7/25/44 (1)	5,102	5
GS Mortgage-Backed Securities Trust, Series 2019-PJ1, Class A8, CMO, ARM, 4.00%, 8/25/49 (1)	48,448	49

GS Mortgage-Backed Securities Trust, Series 2020-INV1, Class A14, CMO, ARM, 2.968%, 10/25/50 (1)	224,085	227
GS Mortgage-Backed Securities Trust, Series 2021-GR1, Class A4, CMO, ARM, 2.50%, 11/25/51 (1)	235,834	236
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A4, CMO, ARM, 2.50%, 2/25/52 (1)	234,673	236
Homeward Opportunities Fund I Trust, Series 2019-3, Class A3, CMO, ARM, 3.031%, 11/25/59 (1)	75,821	76
Homeward Opportunities Fund I Trust, Series 2020-2, Class A1, CMO, ARM, 1.657%, 5/25/65 (1)	80,143	80
Hundred Acre Wood Trust, Series 2021-INV1, Class A27, CMO, ARM, 2.50%, 7/25/51 (1)	378,162	378
Hundred Acre Wood Trust, Series 2021-INV2, Class A27, CMO, ARM, 2.50%, 10/25/51 (1)	137,808	138
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class A1, CMO, ARM, 1.073%, 9/25/56 (1)	124,592	124
InTown Hotel Portfolio Trust, Series 2018-STAY, Class C, ARM, 1M USD LIBOR + 1.50%, 1.59%, 1/15/33 (1)	375,000	375
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS, 3.056%, 8/15/49	165,000	169
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (1)	80,000	83
JPMorgan Mortgage Trust, Series 2019-INV2, Class A3, CMO, ARM, 3.50%, 2/25/50 (1)	128,140	130
JPMorgan Mortgage Trust, Series 2019-INV3, Class A15, CMO, ARM, 3.50%, 5/25/50 (1)	82,576	84
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, CMO, ARM, 3.50%, 5/25/50 (1)	95,788	98
JPMorgan Mortgage Trust, Series 2020-5, Class B2, CMO, ARM, 3.633%, 12/25/50 (1)	165,212	169
JPMorgan Mortgage Trust, Series 2020-LTV1, Class A15, CMO, ARM, 3.50%, 6/25/50 (1)	24,994	25
JPMorgan Mortgage Trust, Series 2020-LTV1, Class A3, CMO, ARM, 3.50%, 6/25/50 (1)	56,236	57
JPMorgan Mortgage Trust, Series 2020-LTV1, Class B1A, CMO, ARM, 3.322%, 6/25/50 (1)	164,824	170
KIND Trust, Series 2021-KIND, Class B, ARM, 1M USD LIBOR + 1.35%, 1.44%, 8/15/38 (1)	450,000	449
MFA Trust, Series 2021-NQM2, Class A1, CMO, ARM, 1.029%, 11/25/64 (1)	152,428	151
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, ARM, 2.50%, 4/25/57 (1)	2,653	3
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, ARM, 2.75%, 7/25/59 (1)	43,741	44
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class 300A, 3.749%, 8/15/31	125,000	129

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, ARM, 4.036%, 5/15/48	55,000	59
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class AS, 4.068%, 12/15/47	175,000	188
Morgan Stanley Capital I Trust, Series 2015-MS1, Class AS, ARM, 4.166%, 5/15/48	25,000	27
MSCG Trust, Series 2018-SELF, Class A, ARM, 1M USD LIBOR + 0.90%, 0.989%, 10/15/37 (1)	235,000	235
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, CMO, ARM, 2.71%, 11/25/59 (1)	190,814	192
New Residential Mortgage Loan Trust, Series 2020-NQM1, Class A1, CMO, ARM, 2.464%, 1/26/60 (1)	100,937	101
OBX Trust, Series 2019-EXP2, Class 1A3, CMO, ARM, 4.00%, 6/25/59 (1)	72,106	74
OBX Trust, Series 2019-EXP3, Class 1A8, CMO, ARM, 3.50%, 10/25/59 (1)	64,246	66
OBX Trust, Series 2020-EXP1, Class 1A8, CMO, ARM, 3.50%, 2/25/60 (1)	179,855	183
OBX Trust, Series 2020-EXP1, Class 2A1, CMO, ARM, 1M USD LIBOR + 0.75%, 0.842%, 2/25/60 (1)	33,154	33
OBX Trust, Series 2020-EXP2, Class A8, CMO, ARM, 3.00%, 5/25/60 (1)	188,497	190
OBX Trust, Series 2020-EXP3, Class 1A8, CMO, ARM, 3.00%, 1/25/60 (1)	167,694	168
OBX Trust, Series 2021-NQM1, Class A3, CMO, ARM, 1.329%, 2/25/66 (1)	261,288	258
OBX Trust, Series 2021-NQM3, Class A1, CMO, ARM, 1.054%, 7/25/61 (1)	188,783	187
Sequoia Mortgage Trust, Series 2013-4, Class B1, CMO, ARM, 3.468%, 4/25/43	114,789	117
Sequoia Mortgage Trust, Series 2017-5, Class B1, CMO, ARM, 3.801%, 8/25/47 (1)	116,301	118
Sequoia Mortgage Trust, Series 2017-CH2, Class A19, CMO, ARM, 4.00%, 12/25/47 (1)	43,477	44
Sequoia Mortgage Trust, Series 2018-CH1, Class A2, CMO, ARM, 3.50%, 3/25/48 (1)	12,589	13
Sequoia Mortgage Trust, Series 2018-CH2, Class A21, CMO, ARM, 4.00%, 6/25/48 (1)	35,649	36
Sequoia Mortgage Trust, Series 2018-CH4, Class A2, CMO, ARM, 4.00%, 10/25/48 (1)	21,999	22
SG Residential Mortgage Trust, Series 2019-3, Class A1, CMO, ARM, 2.703%, 9/25/59 (1)	24,825	25
Starwood Mortgage Residential Trust, Series 2018-IMC2, Class A1, CMO, ARM, 4.121%, 10/25/48 (1)	38,895	39
Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, CMO, ARM, 1M USD LIBOR + 4.70%, 4.792%, 4/25/28	155,965	161

Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M1, CMO, ARM, 1M USD LIBOR + 1.20%, 1.292%, 10/25/29	123,478	124
Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M2AS, CMO, ARM, 1M USD LIBOR + 1.10%, 1.192%, 3/25/30	380,000	382
Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2AT, CMO, ARM, 1M USD LIBOR + 1.05%, 1.142%, 7/25/30	220,163	221
Structured Agency Credit Risk Debt Notes, Series 2018-DNA2, Class M1, CMO, ARM, 1M USD LIBOR + 0.80%, 0.892%, 12/25/30 (1)	48,880	49
Structured Agency Credit Risk Debt Notes, Series 2018-DNA3, Class M1, CMO, ARM, 1M USD LIBOR + 0.75%, 0.842%, 9/25/48 (1)	213	—
Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M2AS, CMO, ARM, 1M USD LIBOR + 1.10%, 1.192%, 9/25/30	156,660	157
Structured Agency Credit Risk Debt Notes, Series 2018-HRP2, Class M2, CMO, ARM, 1M USD LIBOR + 1.25%, 1.342%, 2/25/47 (1)	173,138	173
Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, CMO, ARM, 1M USD LIBOR + 1.85%, 1.942%, 2/25/50 (1)	454,582	457
Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class M2, CMO, ARM, SOFR30A + 2.80%, 2.85%, 10/25/50 (1)	203,795	205
Structured Agency Credit Risk Debt Notes, Series 2021-DNA5, Class M2, CMO, ARM, SOFR30A + 1.65%, 1.70%, 1/25/34 (1)	130,000	131
Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class M2, CMO, ARM, SOFR30A + 1.80%, 1.848%, 11/25/41 (1)	165,000	165
Structured Agency Credit Risk Debt Notes, Series 2021-HQA3, Class M1, CMO, ARM, SOFR30A + 0.85%, 0.90%, 9/25/41 (1)	175,000	175
Toorak Mortgage, Series 2021-INV1, Class A1, CMO, ARM, 1.153%, 7/25/56 (1)	186,535	185
Towd Point Mortgage Trust, Series 2015-4, Class M1, ARM, 3.75%, 4/25/55 (1)	150,000	151
Towd Point Mortgage Trust, Series 2016-1, Class A3B, ARM, 3.00%, 2/25/55 (1)	18,498	19
Towd Point Mortgage Trust, Series 2016-2, Class A1A, ARM, 2.75%, 8/25/55 (1)	25,326	25
Towd Point Mortgage Trust, Series 2016-4, Class A1, ARM, 2.25%, 7/25/56 (1)	18,511	19
Towd Point Mortgage Trust, Series 2017-1, Class A1, ARM, 2.75%, 10/25/56 (1)	17,820	18
Towd Point Mortgage Trust, Series 2017-2, Class A1, ARM, 2.75%, 4/25/57 (1)	18,454	19
Towd Point Mortgage Trust, Series 2017-5, Class A1, ARM, 1M USD LIBOR + 0.60%, 0.692%, 2/25/57 (1)	31,553	32

UWM Mortgage Trust, Series 2021-INV2, Class A15, CMO, ARM, 2.50%, 9/25/51 (1)	242,637	243
Verus Securitization Trust, Series 2019-3, Class A3, CMO, STEP, 3.04%, 7/25/59 (1)	98,568	99
Verus Securitization Trust, Series 2019-4, Class A1, CMO, STEP, 2.642%, 11/25/59 (1)	56,305	57
Verus Securitization Trust, Series 2019-INV2, Class A2, CMO, ARM, 3.117%, 7/25/59 (1)	207,447	209
Verus Securitization Trust, Series 2020-1, Class A3, CMO, STEP, 2.724%, 1/25/60 (1)	299,187	300
Verus Securitization Trust, Series 2020-INV1, Class A3, CMO, ARM, 3.889%, 3/25/60 (1)	100,000	103
Verus Securitization Trust, Series 2021-5, Class A2, CMO, ARM, 1.218%, 9/25/66 (1)	168,923	167
Vista Point Securitization Trust, Series 2020-1, Class A1, CMO, ARM, 1.763%, 3/25/65 (1)	53,611	54
Vista Point Securitization Trust, Series 2020-2, Class M1, CMO, ARM, 3.401%, 4/25/65 (1)	145,000	147
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class AS, 3.184%, 7/15/48	370,000	382
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class B, 4.025%, 9/15/50	615,000	660
Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class A, ARM, 2.584%, 9/15/31 (1)	365,000	364
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A17, CMO, ARM, 3.00%, 5/25/50 (1)	34,981	35
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class AS, ARM, 4.069%, 9/15/57	230,000	243
Worldwide Plaza Trust, Series 2017-WWP, Class A, 3.526%, 11/10/36 (1)	230,000	245
Total Non-U.S. Government Mortgage-Backed Securities (Cost $23,510)		**23,704**

PRIVATE INVESTMENT COMPANIES 2.2%

Blackstone Partners Offshore Fund (5)(9)	63,178	86,544
Total Private Investment Companies (Cost $63,215)		**86,544**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 1.6%

U.S. Government Agency Obligations 1.2%

Federal Home Loan Mortgage		
2.50%, 4/1/30	90,675	95
3.00%, 12/1/42 - 2/1/47	570,111	605
3.50%, 8/1/42 - 3/1/46	639,930	688

4.00%, 10/1/40 - 12/1/41	142,838	154
4.50%, 9/1/23 - 5/1/42	220,164	243
5.00%, 1/1/24 - 8/1/40	58,998	67
5.50%, 1/1/40	121	—
6.00%, 3/1/33 - 8/1/38	52,019	60
6.50%, 3/1/32 - 9/1/32	4,983	6
7.00%, 6/1/32	454	—
Federal Home Loan Mortgage, ARM		
12M USD LIBOR + 1.725%, 1.975%, 7/1/35	486	—
12M USD LIBOR + 1.785%, 2.035%, 9/1/32	144	—
12M USD LIBOR + 1.785%, 2.16%, 2/1/37	1,089	1
12M USD LIBOR + 1.83%, 2.204%, 2/1/37	5,572	6
12M USD LIBOR + 1.842%, 2.216%, 1/1/37	4,252	4
Federal Home Loan Mortgage, CMO, IO, 4.50%, 5/25/50	140,650	20
Federal Home Loan Mortgage, UMBS		
2.00%, 1/1/36 - 9/1/36	901,222	927
2.50%, 5/1/51 - 8/1/51	233,630	241
3.00%, 5/1/31 - 12/1/50	614,289	647
3.50%, 11/1/47 - 11/1/50	441,708	473
4.00%, 1/1/50 - 2/1/50	198,798	213
4.50%, 5/1/50	42,354	46
Federal National Mortgage Assn.		
3.00%, 6/1/33 - 8/1/46	55,398	60
3.50%, 6/1/42 - 5/1/46	606,063	652
4.00%, 11/1/40	175,731	191
Federal National Mortgage Assn., ARM		
12M USD LIBOR + 1.77%, 2.145%, 12/1/35	750	1
12M USD LIBOR + 1.892%, 2.227%, 12/1/35	1,899	2
Federal National Mortgage Assn., CMO, 4.00%, 6/25/44	3,975	4
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	921	—
Federal National Mortgage Assn., UMBS		
2.00%, 5/1/36 - 6/1/36	618,401	636
2.50%, 8/1/30 - 10/1/51	2,860,467	2,946
3.00%, 1/1/27 - 4/1/51	6,114,401	6,457
3.50%, 11/1/32 - 7/1/50	2,991,156	3,183
4.00%, 11/1/40 - 12/1/49	2,382,345	2,571
4.50%, 7/1/39 - 5/1/50	1,286,768	1,407
5.00%, 9/1/23 - 3/1/49	738,175	832
5.50%, 9/1/23 - 9/1/41	325,347	374
6.00%, 1/1/22 - 1/1/41	287,057	332
6.50%, 7/1/32 - 5/1/40	94,230	107
UMBS, TBA (13)		
2.00%, 12/1/51	10,410,000	10,418
2.50%, 12/1/51	6,905,000	7,079
3.00%, 12/1/51	945,000	981

4.00%, 1/1/52	920,000	980
4.50%, 1/1/52	1,010,000	1,086
		44,795
U.S. Government Obligations 0.4%		
Government National Mortgage Assn.		
2.50%, 8/20/51 - 10/20/51	3,589,044	3,692
3.00%, 9/15/42 - 7/20/51	2,552,106	2,661
3.50%, 12/20/42 - 8/20/51	2,813,774	2,983
4.00%, 7/20/42 - 10/20/50	1,096,283	1,169
4.50%, 11/20/39 - 9/20/47	499,683	546
5.00%, 7/20/39 - 6/20/48	422,013	470
5.50%, 1/20/36 - 3/20/49	463,419	518
6.00%, 12/20/38	20,626	24
6.50%, 3/15/26	478	1
8.00%, 4/15/22 - 10/20/25	74	—
Government National Mortgage Assn., CMO		
3.00%, 11/20/47 - 12/20/47	55,872	57
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39 - 5/20/43	32,254	5
4.00%, 5/20/37 - 2/20/43	48,752	3
4.50%, 12/20/39	1,346	—
Government National Mortgage Assn., TBA (13)		
2.00%, 12/20/51	2,095,000	2,122
2.50%, 12/20/51	600,000	616
3.00%, 1/20/52	1,475,000	1,527
3.50%, 1/20/52	689,000	719
		17,113
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $61,479)		**61,908**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 1.9%

U.S. Treasury Obligations 1.9%		
U.S. Treasury Bonds, 1.75%, 8/15/41	4,455,000	4,373
U.S. Treasury Bonds, 1.875%, 2/15/51 (14)	3,985,000	4,051
U.S. Treasury Bonds, 2.00%, 8/15/51	2,750,000	2,880
U.S. Treasury Bonds, 2.25%, 5/15/41	2,120,000	2,257
U.S. Treasury Bonds, 2.375%, 5/15/51	2,100,000	2,382
U.S. Treasury Notes, 0.125%, 5/15/23	2,455,000	2,446
U.S. Treasury Notes, 0.125%, 6/30/23	6,050,000	6,022
U.S. Treasury Notes, 0.125%, 1/15/24	4,000,000	3,959
U.S. Treasury Notes, 0.125%, 2/15/24 (14)	10,265,000	10,153
U.S. Treasury Notes, 0.25%, 3/15/24	1,220,000	1,209
U.S. Treasury Notes, 0.25%, 5/15/24	8,025,000	7,935

U.S. Treasury Notes, 0.25%, 6/15/24	5,015,000	4,954
U.S. Treasury Notes, 0.375%, 9/15/24	2,805,000	2,773
U.S. Treasury Notes, 0.625%, 10/15/24	3,800,000	3,781
U.S. Treasury Notes, 0.75%, 8/31/26	5,300,000	5,205
U.S. Treasury Notes, 0.875%, 9/30/26	6,755,000	6,668
U.S. Treasury Notes, 1.125%, 10/31/26	3,285,000	3,280
		74,328
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $73,757)		**74,328**
SHORT-TERM INVESTMENTS 4.0%		
Money Market Funds 4.0%		
T. Rowe Price Treasury Reserve Fund, 0.05% (3)(15)	155,001,831	155,002
Total Short-Term Investments (Cost $155,002)		**155,002**
SECURITIES LENDING COLLATERAL 0.2%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 0.2%		
Short-Term Funds 0.2%		
T. Rowe Price Short-Term Fund, 0.06% (3)(15)	723,617	7,236
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		**7,236**
Total Securities Lending Collateral (Cost $7,236)		**7,236**
Total Investments in Securities 100.8% of Net Assets (Cost $2,663,191)		**$ 3,942,147**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $52,383 and represents 1.3% of net assets.

(2) All or a portion of this loan is unsettled as of November 30, 2021. The interest rate for unsettled loans will be determined upon settlement after period end.

(3) Affiliated Companies

(4) SEC 30-day yield

(5) Non-income producing

(6) All or a portion of this security is pledged to cover or as collateral for written call options at November 30, 2021.

(7) See Note 4. All or a portion of this security is on loan at November 30, 2021.

(8) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $35,264 and represents 0.9% of net assets.

(9) See Note 2. Level 3 in fair value hierarchy.

(10) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.

(11) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at November 30, 2021, was $277 and was valued at $317 (0.0% of net assets).

(12) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(13) See Note 4. To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $25,528 and represents 0.7% of net assets.

(14) At November 30, 2021, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(15) Seven-day yield

1M USD LIBOR One month USD LIBOR (London interbank offered rate)

3M USD LIBOR Three month USD LIBOR (London interbank offered rate)

12M USD LIBOR Twelve month USD LIBOR (London interbank offered rate)

ADR American Depositary Receipts

ARM Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.

AUD Australian Dollar

CAD Canadian Dollar

CDI CHESS or CREST Depositary Interest

CHF Swiss Franc

CLO Collateralized Loan Obligation

CMO Collateralized Mortgage Obligation

EC Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.

EUR Euro

FRN Floating Rate Note

GBP British Pound

HKD Hong Kong Dollar

Supplementary Investment Schedule

Affiliate	Value 05/31/21	Purchase Cost	Sales Cost	Value 11/30/21
T. Rowe Price Inflation Protected Bond Fund - I Class, 1.07%	$ 6	$ —	$ —	$ 7
T. Rowe Price Institutional Emerging Markets Bond Fund, 4.40%	41,094	2,907	—	41,793
T. Rowe Price Institutional Emerging Markets Equity Fund	229,684	28,025	—	221,521
T. Rowe Price Institutional Floating Rate Fund - Institutional Class, 3.55%	33,150	3,843	—	36,784
T. Rowe Price Institutional High Yield Fund - Institutional Class, 4.30%	40,686	4,699	—	44,648
T. Rowe Price International Bond Fund (USD Hedged) - I Class, 1.37%	85,413	3,656	—	88,010
T. Rowe Price Limited Duration Inflation Focused Bond Fund - I Class, 0.58%	39,495	—	9,916	30,123
T. Rowe Price Multi-Strategy Total Return Fund - I Class	—	77,650	—	75,924
T. Rowe Price Real Assets Fund - I Class	85,209	—	—	85,093
T. Rowe Price U.S. Treasury Long-Term Index Fund - I Class, 1.77%	61,714	1,632	997	67,619
T. Rowe Price Treasury Reserve Fund, 0.05%	129,695	¤	¤	155,002
T. Rowe Price Short-Term Fund, 0.06%	16,452	¤	¤	7,236
Total				$ 853,760^

\# Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).

++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

\+ Investment income comprised $4,040 of dividend income and $0 of interest income.

¤ Purchase and sale information not shown for cash management funds.

^ The cost basis of investments in affiliated companies was $782,732.

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Funds II, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Spectrum Moderate Growth Allocation Fund (the fund) is a diversified , open-end management investment company established by the corporation. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund has two classes of shares: the Spectrum Moderate Growth Allocation Fund (Investor Class) and the Spectrum Moderate Growth Allocation Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848)– Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

($000s)	Level 1	Level 2	Level 3	Total Value
Assets				
Fixed Income Securities[1]	$ —	$ 261,004	$ —	$ 261,004
Bond Mutual Funds	308,984	—	—	308,984
Common Stocks	2,079,234	646,507	3,831	2,729,572
Convertible Preferred Stocks	—	2,027	9,240	11,267
Equity Mutual Funds	382,538	—	—	382,538
Private Investment Companies	—	—	86,544	86,544
Short-Term Investments	155,002	—	—	155,002
Securities Lending Collateral	7,236	—	—	7,236
Total Securities	2,932,994	909,538	99,615	3,942,147
Swaps	—	1	—	1
Forward Currency Exchange Contracts	—	14	—	14
Futures Contracts*	1,711	—	—	1,711
Total	$ 2,934,705	$ 909,553	$ 99,615	$ 3,943,873
Liabilities				
Options Written	$ —	$ 4,428	$ —	$ 4,428
Swaps*	—	129	—	129
Futures Contracts*	2,335	—	—	2,335
Total	$ 2,335	$ 4,557	$ —	$ 6,892

[1] Includes Asset-Backed Securities, Corporate Bonds, Foreign Government Obligations & Municipalities, Non-U.S. Government Mortgage-Backed Securities, U.S. Government & Agency Mortgage-Backed Securities and U.S. Government Agency Obligations (Excluding Mortgage-Backed).

*The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2021, totaled $(3,069,000) for the six months ended November 30, 2021.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2021, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2021, securities valued at $11,528,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 4% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and, for options written, the potential for losses to exceed any premium received by the fund. During the six months ended November 30, 2021, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 6% and 7% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2021, the notional amount of protection sold by the fund totaled $19,666,000 (0.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also invests in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster than- anticipated prepayments.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of November 30, 2021, securities valued at $5,000 had been posted by the fund to counterparties for MSFTA Transactions. No collateral was pledged by counterparties to the fund for MSFTA Transactions as of November 30, 2021.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides the fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of November 30, 2021, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2021, the value of loaned securities was $6,872,000; the value of cash collateral and related investments was $7,236,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $854,553,000 and $847,752,000, respectively, for the six months ended November 30, 2021. Purchases and sales of U.S. government securities aggregated $290,174,000 and $266,275,000, respectively, for the six months ended November 30, 2021.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2021, the cost of investments for federal income tax purposes was $2,695,815,000. Net unrealized gain aggregated $1,241,652,000 at period-end, of which $1,323,393,000 related to appreciated investments and $81,741,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At November 30, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2021 as indicated in the table below. At November 30, 2021, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2021, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $416,000 for T. Rowe Price Services, Inc.; and $116,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2021, are as follows:

Total management fee waived was allocated ratably in the amounts of $1,812,000 and $603,000 for the Investor Class and I Class, respectively, for the six months ended November 30, 2021.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended November 30, 2021, this reimbursement amounted to $34,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Funds II, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022